Semiannual Report

as of January 31, 2001

Evergreen

Growth and Income Funds

Evergreen Funds℠
SINCE 1932

Mutual Fund Service Award 2000

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders
March 2001

  William M. Ennis
President and CEO

Dear Evergreen Shareholders:

We are pleased to provide the Evergreen Growth and Income Funds semiannual report, which covers the six-month period ended January 31, 2001.

A Challenging Environment for Investors

During 2000, U.S. equity markets challenged investors with a series of turbulent ups and downs and a constant rotation from one sector to another. The market favored the new economy then the old economy, big caps then mid-caps, value then growth, dot-coms then technology equipment–creating significant uncertainties for investors. In the beginning of the period, investors looked to the Federal Reserve Board’s upward interest rate adjustments to offset unsustainable growth. By the end of the period, a profoundly slowing economy indicated that the Federal Reserve Board would soon take an opposite stance and decrease interest rates. Thus far in 2001, the Federal Reserve Board has lowered interest rates twice in an effort to stimulate the slumping economy.

Concerns about potential inflation, interest rate fluctuations and sustainable growth have affected market valuations and contributed to market volatility during the period. The economy has definitely slowed after a period of excessive growth experienced in 1999 and early 2000. Despite dramatic market swings experienced over the past six-month period, there are positive indications for the remainder of 2001. We believe that the Federal Reserve Board’s focus on interest rates should support valuation levels and stimulate the slumping economy. This, coupled with an improving corporate profit environment, may set the stage for a rebound in the equity markets.

The Value of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately diversified and structured to support your long-term investment objectives. Please visit us online at www.evergreen-funds.com for more information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

EVERGREEN
Blue Chip Fund
Fund at a Glance as of January 31, 2001

“While we anticipate further cuts in short-term interest rates by the Federal Reserve, it is not clear whether or not the economy has gone through the worst of its slowdown”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 1/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and Y would have been higher.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates).

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 9/11/1935	Class A	Class B	Class C	Class Y
Class Inception Date	1/20/1998	9/11/1935	1/22/1998	4/30/1999

6 months with sales charge	-13.75%	-13.09%	-10.56%	n/a

6 months w/o sales charge	-8.49%	-8.87%	-8.87%	-8.39%

Average Annual Returns*

1 year with sales charge	-13.16%	-12.78%	-10.28%	n/a

1 year w/o sales charge	-7.86%	-8.55%	-8.58%	-7.62%

5 years	14.05%	14.63%	14.91%	15.26%

10 years	12.88%	13.28%	13.30%	13.48%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month capital gain
distributions per share	$2.30	$2.30	$2.30	$2.30

* Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Blue Chip Fund, Class A shares2 , versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2001 and subject to change.

EVERGREEN
Blue Chip Fund
Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2001, Evergreen Blue Chip Fund Class A shares returned –8.49%. Fund returns are before deduction of any applicable sales charges. During the same six-month period, the average return of large-cap core funds was –6.42%, according to Lipper Inc., an independent monitor of mutual fund performance, while the S&P 500 returned –3.98%.

Portfolio Characteristics

(as of 1/31/2001)

Total Net Assets	$891,567,342

Number of Holdings	113

Beta*	0.92

P/E Ratio*	29.7x

*as of 12/31/2000

What were the principal factors affecting performance during the six months?

Overall, it was a very challenging time for investing in large-cap, blue chip companies. Persistent volatility and market rotation characterized the six months, as investors moved from one industry group to another. The period actually started off well in August 2000, but conditions turned worse in September when stocks, and particularly technology stocks, fell into a severe correction that continued through December. Even within technology, industry leaders such as Cisco Systems that had helped the indices sustain good performance for most of the previous two years couldn’t withstand the downward pressures on stock prices.

Conditions grew worse in late October when Nortel, a leader in the telecommunications equipment sector, issued a pessimistic report about a build-up of equipment inventories by its customers. This undermined confidence in telecommunications spending, which up until then had resisted the worst of the correction in technology. On the heels of Nortel’s announcement, the S&P 500 Index lost 8% during the month of November. December was positive for both the market and the Fund, as performance broadened out and investors searched for opportunities outside technology.

While the Fund had an underweighted position in technology in the final months of the period, technology investments nevertheless were a drag on performance. The best relative performance in the second half of the fiscal period came from cyclical stocks and other stocks with lower valuations, as reflected in their price/earnings ratios.

What were your principal strategies during this period?

Our biggest change was to de-emphasize technology. We started the period with an underweight position in technology, but we lightened up our positions even further in October and November as the visibility of corporate spending on technology equipment deteriorated. At the end of the period, technology investments accounted for 21.0% of net assets, compared to 29.7% of Fund assets six months earlier. The severity of the correction in technology can be seen in the fact that during the six months, technology’s weighting in the S&P 500 fell from 31.8% to 23.2%. As the market capitalization of technology companies came down, their relative impact on the major market indices also was reduced. Within technology, we became relatively defensive, investing in service companies such as First Data Systems while retaining positions in companies such as International Business Machines that we believe have the most stable earnings.

EVERGREEN
Blue Chip Fund
Portfolio Manager Interview

As we reduced technology, we expanded our positions in quality retail companies, keeping investments in companies such as Wal-Mart and Home Depot while adding Target Corp. We believe these industry leaders should benefit from the actions of the Federal Reserve to lower short-term interest rates.

We also maintained our emphasis on financial services, although we shifted our focus to companies that should benefit from lower interest rates. Our investments included FleetBoston, a major regional bank in the Northeast, and Providian, which has a large credit card operation.

Top 5 Sectors

(as a percentage of 1/31/2001 net assets)

Information Technology	21.0%

Financials	16.6%

Health Care	13.7%

Industrials	11.9%

Consumer Discretionary	10.9%

What were some of the investments that significantly affected performance?

Health care investments made big contributions to Fund returns. Cardinal Health, a drug distributor, was an excellent performer, as was Cigna Corp., an HMO company that we added in the fourth quarter of 2000.

Another defensive stock that helped performance was Safeway, a well managed grocery store chain. It gave us stellar performance for most of the period until the market abandoned many defensive stocks for beaten-down technology companies in January 2001.

We also had good performance from quality consumer companies such as Ethan Allen and Jones New York. Masco, a diversified firm with several different subsidiaries with products in the home building and repair markets, also performed well for the Fund.

While we shifted the Fund’s emphasis within the financial services sector to focus on companies we believed would be the beneficiaries of declining interest rates, we do not believe the Fund’s performance has yet shown the positive impact of this shift.

Top 10 Holdings

(as a percentage of 1/31/2001 net assets)

General Electric Co.	3.7%

Microsoft Corp.	2.7%

Wal-Mart Stores, Inc.	2.6%

Citigroup, Inc.	2.5%

Exxon Mobil Corp.	2.4%

Pfizer, Inc.	2.1%

AOL Time Warner, Inc.	2.1%

International Business Machines Corp.	1.9%

Cisco Systems, Inc.	1.7%

Tyco International, Ltd.	1.7%

What is your outlook?

While we anticipate further cuts in short-term interest rates by the Federal Reserve, it is not clear whether or not the economy has gone through the worst of its slowdown. Some cyclical stocks in industries such as media, retail, construction and technology have already rallied on expectations of the favorable impact of interest rate cuts, but we are concerned about the possibility that some of them may have rallied too soon. High-growth technology stocks may be particularly vulnerable to further corrections.

In this uncertain environment, we have cautiously added some technology companies that already have suffered major corrections, including Lexmark and Applied Materials. We also have increased our holdings among companies somewhat smaller than large-cap, adding names such as Tenet Healthcare, in health care services, Stryker, in medical products, and McGraw-Hill, a publishing company. We continue to have large weightings in health care and financial services, with core holdings in industry leaders such as Pfizer and Citigroup.

EVERGREEN
Equity Income Fund
Fund at a Glance as of January 31, 2001

“In general, we tried to take advantage of the extremely attractive stock prices of sound companies that stood to benefit when economic growth improved and consumer spending increased.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 1/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates).

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 8/31/1978	Class A	Class B	Class C	Class Y
Class Inception Date	1/3/1995	1/3/1995	1/3/1995	8/31/1978

6 months with sales charge	5.99%	7.01%	10.01%	n/a

6 months w/o sales charge	12.44%	12.01%	12.01%	12.58%

Average Annual Returns*

1 year with sales charge	5.68%	6.29%	9.29%	n/a

1 year w/o sales charge	12.11%	11.29%	11.29%	12.40%

5 years	10.58%	10.82%	11.08%	12.19%

10 years	11.32%	11.48%	11.48%	12.14%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	2.67%	2.08%	2.09%	3.05%

6-month income dividends
per share	$0.41	$0.33	$0.33	$0.44

6-month capital gain
distributions per share	$0.01	$0.01	$0.01	$0.01

* Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Equity Income Fund, Class A shares 2 , versus a similar investment in the Wilshire 5000 Index (Wilshire 5000), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Wilshire 5000 and the LBABI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of January 31, 2001 and subject to change.

EVERGREEN
Equity Income Fund
Portfolio Manager Interview

How did the Fund perform?

The Fund performed very well. For the six-month period ended January 31, 2001, Evergreen Equity Income Fund Class A shares had a total return of 12.44%. Fund returns are before deduction of any applicable sales charges. During the same six-month period, the Wilshire 5000 returned –4.73% while the LBABI returned 8.12%. The average return of equity funds in the income category was 5.34% for the six-month period according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 1/31/2001)

Total Net Assets	$1,015,802,377

Number of Holdings	182

Beta*	0.60

P/E Ratio*	19.9x

*as of 12/31/2000

What factors affected Fund performance during the period?

Growth started to slow markedly during the six months, as the economy began to feel the effects both of earlier interest rate increases by the Federal Reserve and of sharply higher energy prices. This slowing became especially evident in the final months of 2000 with the release of several reports that documented economic weakness. Announcements by several major corporations that their earnings would fail to meet expectations added to concerns of investors.

We had anticipated this slowing growth and had positioned the Fund earlier in the calendar year to emphasize stocks of companies in defensive industries that would be able to sustain their earnings through changes in the economic cycle. These included stocks of utility companies, pharmaceutical companies and real estate investment trusts. As other investors began to shift toward these industries, which we already had emphasized, Fund performance benefited.

Top 5 Sectors

(as a percentage of 1/31/2001 net assets)

Financials	19.4%

Consumer Discretionary	19.4%

Utilities	13.6%

Information Technology	12.3%

Telecommunication Services	7.5%

What were your principal strategies?

We began the six-month period with a heavy emphasis on utilities, financial services and health care stocks, including pharmaceuticals. Our emphasis of these industries was a major factor driving the Fund’s strong performance for the period. Toward the end of 2000, evidence accumulated that the economy was slowing, with weakening corporate earnings and disappointing retail sales. Seeing this evidence, we became convinced that the Federal Reserve Board would soon change its policy and begin to cut short-term interest rates to stimulate the economy.

Acting on our conviction that the Federal Reserve Board would lower rates, we began to reposition the portfolio during the final quarter of 2000 by reducing our holdings in utility and pharmaceutical companies, taking profits in investments that had performed very well over the previous twelve months. For example, our investments in utilities, including both common stock and preferred convertible shares, fell from 22.9% of net assets at the start of the six-month period to 13.6% on January 31, 2001.

EVERGREEN
Equity Income Fund
Portfolio Manager Interview

As we de-emphasized defensive investments, we started to redeploy assets into economically sensitive industries that should start to show improved results when economic growth picks up again. These included: consumer cyclicals, including retailing, automobile and appliance companies; transportation companies; and technology companies whose stock prices became depressed. Especially in technology, we invested in convertible preferred shares of companies whose stocks typically paid very low or no dividends. Convertibles gave us a way to participate in growth companies, but still receive a regular dividend for our investment. The above-market yields on these investments also tend to provide downside support during periods of market weakness. During the six-month period, our investments in convertible preferred stock rose from 21.7% of net assets to 25.7% of net assets on January 31, 2001.

In technology, we invested in companies whose stock prices had fallen but which had good prospects for improved performance when economic growth started to increase. We invested in the convertible securities of companies such as Texas Instruments, Lattice Semiconductor, Vitesse Semiconductor, Triquint Semiconductor and Peregrine Systems.

In the consumer cyclical sector, we invested in retailers such as May Department Stores, Target, Tiffany’s, Radio Shack and Intimate Brands. Among appliance makers, we invested in Maytag and Whirlpool. We also invested in Ford Motor Co., Carnival Cruise Line, and Masco. Masco manufactures and distributes a variety of products for the home construction and improvement markets, such as Delta Faucets, that are sold through retailers, including Home Depot. Masco was an example of a strategy we used in purchasing a number of these stocks. During the fourth calendar quarter, we waited for companies in the consumer cyclical sector to pre-announce disappointing earnings. We then bought the stocks after they declined on the news.

In general, we tried to take advantage of the extremely attractive stock prices of what we believed were sound companies that stood to benefit when economic growth improved and consumer spending increased.

Top 10 Holdings

(as a percentage of 1/31/2001 net assets)

Qwest Trends Trust	2.1%

American Home Products Corp.	1.9%

Utilicorp United, Inc.	1.8%

Verizon Communications	1.8%

QUALCOMM, Inc.	1.6%

Williams Companies, Inc.	1.5%

CMS Energy Corp.	1.4%

AES Trust III	1.4%

Global Crossing, Ltd.	1.2%

XL Capital, Ltd.	1.2%

What is your outlook?

In the short run, we expect to continue to see reports confirming lackluster economic results. Until investors are confident that the economy is turning around, stock prices will be caught in a tug of war that reflects investor uncertainty. However, we believe that the Federal Reserve Board will continue to reduce short-term interest rates and eventually the economy will start to grow. This should favor the economically sensitive stocks that we recently have been emphasizing.

Longer term, we are more optimistic about the potential in the stock market over the next year. We believe the economy should start recovering during the latter part of 2001. Lower interest rates and the possibility of federal income tax cuts should be stimulants for growth.

We are positive about stocks in 2001.

EVERGREEN
Growth and Income Fund
Fund at a Glance as of January 31, 2001

“We believe the Fund is well positioned to take advantage of renewed economic growth later this year.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 1/31/2001. The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. 1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates).

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 10/15/1986	Class A	Class B	Class C	Class Y
Class Inception Date	1/3/1995	1/3/1995	1/3/1995	10/15/1986

6 months with sales charge	-5.15%	-4.17%	-1.54%	n/a

6 months w/o sales charge	0.62%	0.21%	0.21%	0.72%

Average Annual Returns *

1 year with sales charge	-4.03%	-3.40%	-0.75%	n/a

1 year w/o sales charge	1.81%	1.02%	1.02%	2.04%

5 years	11.28%	11.51%	11.77%	12.89%

10 years	13.98%	14.15%	14.16%	14.83%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month capital gain
distributions per share	$3.63	$3.63	$3.63	$3.63

* Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Growth and Income Fund, Class A shares 2 , versus a similar investment in the Standard and Poor’s 400 Mid-Cap Index (S&P 400), the Standard and Poor’s 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 400, Russell 1000 Value and S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of January 31, 2001 and is subject to change.

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2001, Evergreen Growth and Income Fund’s Class A shares had a total return of 0.62%. Fund returns are before deduction of any applicable sales charges. During the same six-month period, the S&P 500, a benchmark for large company investing, returned –3.98%, the Russell 1000 Value returned 10.79% and the S&P 400 MidCap returned 8.52%.

Portfolio
Characteristics

(as of 1/31/2001)

Total Net Assets	$1,238,952,086

Number of Holdings	222

Beta*	0.89

P/E Ratio	20.3x

*as of 12/31/2000

What were the major factors affecting performance during the six-month period?

Investors were dealing with the effects of the Federal Reserve Board’s earlier attempts to raise short-term interest rates to slow the pace of economic growth and reduce the threat of inflation. In general, stock performance tended to discount, or reflect the anticipation of, an economic slowdown. Major indices, such as the S&P 500, reflected this poor environment for stocks, particularly in economically sensitive industries and especially in the technology sector. Although we had kept the Fund underweighted in technology for most of the period, our technology holdings suffered along with the rest of the sector through a very difficult period. In the fourth quarter of 2000 we raised our technology weighting. While this hurt performance in the short term, we believe we have bought many good businesses on sale and the Fund should benefit in the longer term.

Top 5 Sectors

(as a percentage of 1/31/2001 net assets)

Financials	23.2%

Information Technology	20.5%

Consumer Discretionary	15.5%

Industrials	12.3%

Health Care	12.1%

What were your principal strategies during the period?

Our main focus was on preserving capital during a period of market volatility. Earlier in 2000, we had raised the Fund’s weightings in defensive industries, which we thought would do relatively well in an economic slowdown. We emphasized companies in aerospace and defense, health care and financial services that we thought would continue to have stable earnings even if the economy was not doing well. We tried to de-emphasize technology and other economically sensitive industries.

What were some of the specific investments that most influenced performance?

We had excellent performance in the industries that we emphasized.

In aerospace and defense, the performance leaders included Lockheed-Martin, General Dynamics and L3 Communications.

Several health care holdings had outstanding performance, including Becton-Dickinson and Pfizer, two major pharmaceutical companies. We obtained our position in Pfizer when the company acquired Warner-Lambert, in which we had invested. Other health care stocks that had excellent returns included Cardinal Health, a major drug distributor, and CVS, a national pharmacy chain.

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

Among our financial services holdings, Neuberger-Berman, a mutual fund management company, and Bank United, a savings and loan association, were strong performers.

The Fund benefited when three holdings were acquired during the period. The first was A.C. Nielson, which was purchased by VNU Corp., a Netherlands-based company. A.C. Nielson is a global market leader in consumer research. Its proprietary software enables it to track, through scanners at checkout counters, consumer behavior and preferences. Southdown Corp. was the second acquisition target. One of the last remaining large independent cement producers in the United States, Southdown was acquired by Cemex, a major Mexican-based company in the same industry. The Fund also benefited when Niagara-Mohawk, an electric utility in New York, was purchased.

Most of the major disappointments were in technology. Even though we were underweighted in the industry, our technology positions hurt performance when they were pulled down in the general industry decline. Similarly, our holdings in the media industry hurt performance, despite the fact that we had reduced our positions from earlier in the year. Radio broadcasting companies such as Clear Channel Communications and Emmis Communications Corp. detracted from performance.

Our de-emphasis of the utility industry also held back performance during a period when utility stocks did well. We were unwilling to invest in utilities because very few companies in the industry met our investment criteria for outstanding businesses.

How would you describe the investment style of the Fund?

We invest in what we believe are outstanding companies that are on sale. Our definition of outstanding companies includes those that have competitive advantages, that enjoy barriers to entry that discourage additional competition, and that have shown an ability to generate high returns on invested capital. By “on sale,” we mean those stocks whose prices are trading at substantial discounts relative to the private market value of the companies or at significant discounts to the prices that other corporations would be likely to pay in an acquisition.

In looking for outstanding companies that are on sale, we search among both large-cap and mid-cap stocks to find the best opportunities for the Fund. We have built a good long-term record following this discipline and will continue to use this strategy in evaluating opportunities.

Top 10 Holdings

(as a percentage of 1/31/2001 net assets)

Stilwell Financial, Inc.	2.7%

Convergys Corp.	2.4%

American Tower Systems Corp., Class A	2.3%

Veritas Software Corp.	2.1%

Pfizer, Inc.	2.0%

Charter Communications, Inc.	1.8%

General Electric Co.	1.6%

Lehman Brothers Holdings, Inc.	1.6%

Lockheed Martin Corp.	1.6%

Wells Fargo & Co.	1.5%

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

What is your outlook?

We believe the Fund is well positioned to take advantage of renewed economic growth later this year.

In January 2001, the final month of the six-month period, the Federal Reserve Board started moving aggressively to stimulate the economy by lowering short-term interest rates. While the effects of interest-rate changes typically take six to nine months to work their way through the economy, the stock market usually moves ahead of economic trends. We expect corporate earnings may start improving in the second half of 2001, but stock prices may move ahead of positive earnings reports.

We already have started repositioning the Fund, taking profits and reducing our holdings in defensive areas such as healthcare and aerospace and defense. We have, for example, sold our entire position in CVS, one of the better performing stocks last year. We have an overweighted position in financial services stocks, which should benefit from declining interest rates, and we are adding to our investments in industries that typically do well early in business cycles. These include cyclical technology, building products and consumer cyclical stocks.

EVERGREEN
Small Cap Value Fund
Fund at a Glance as of January 31, 2001

“Historically, small cap stocks do well as the Federal Reserve Board lowers short-term rates.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 1/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each Class’ 12b-1 fees. These fees are 0.25% for Classes A and IS, and 1.00% for Classes B and C. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class IS shares are only available to institutional shareholders with a $1 million investment.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date:
10/1/1993	Class A	Class B	Class C	Class Y	Class IS
Class Inception Date	1/3/1995	1/3/1995	1/24/1995	10/1/1993	6/30/2000

6 months with sales charge	13.40%	14.83%	17.87%	n/a	n/a

6 months w/o sales charge	20.32%	19.83%	19.87%	20.48%	20.29%

Average Annual Returns*

1 year with sales charge	22.72%	24.16%	27.13%	n/a	n/a

1 year w/o sales charge	30.22%	29.16%	29.13%	30.46%	30.25%

5 years	11.79%	12.01%	12.23%	13.41%	13.37%

Since Portfolio Inception	11.99%	12.19%	12.16%	13.13%	13.11%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a	n/a
	Front End	CDSC	CDSC

* Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Small Cap Value Fund, Class A shares 2 , versus a similar investment in the Russell 2000 Index (Russell 2000), the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 and the Russell 2000 Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2001 and subject to change.

EVERGREEN
Small Cap Value Fund
Portfolio Manager Interview

How did the Fund perform?

The Fund performed very well. For the six-month period ended January 31, 2001, Evergreen Small Cap Value Fund Class A shares returned 20.32%. Fund returns are before deduction of any applicable sales charges. During the same period, the Russell 2000 Value returned 15.40%, while the Russell 2000, which reflects the performance of the small company stock universe, returned 2.31%. The average return of small cap value funds was 15.29% during the six months, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 1/31/2001)

Total Net Assets	$256,498,628

Number of Holdings	159

Beta*	0.45

P/E Ratio*	15.7x

*as of 12/31/2000

What were the principal factors affecting performance?

Small cap value stocks outperformed small cap growth stocks in general during the period. The value stocks were less susceptible to the downturns and volatility that hurt growth stocks, particularly technology stocks, during the six months. Among small cap value stocks, stocks in the more defensive industries had the best relative performance. These included health care, financial services and energy.

Top 5 Sectors

(as a percentage of 1/31/2001 net assets)

Financials	21.6%

Consumer Discretionary	19.4%

Industrials	13.9%

Information Technology	13.5%

Health Care	10.8%

What investments in particular supported Fund performance?

Health care, consumer discretionary, financial services and energy holdings made the greatest contributions to the Fund’s returns.

In health care, Henry Schein, a dental products distributor, and Bergen Brunswig, a drug distributor, both had excellent performance. Henry Schein’s stock rose by 56.57% during the period, helped both by a strong market for dental products and by a turnaround in its own business operations. Bergen Brunswig rose by 42.85%, benefiting from a stabilization of its institutional pharmacy business, which had been under pressure because of reductions in government reimbursements to nursing homes.

Other strong performers within the health care industry included: AmeriSource, the fourth largest drug distributor in the United States, whose stock rose by 36.90%; KV Pharmaceutical, a generic drug company whose stock went up 48.43%; and Apria Healthcare, a home health care company whose stock rose by 47.17%.

We increased the Fund’s weighting in consumer-related stocks during the six-month period. We believed many consumer stocks were selling at extremely attractive valuations and stood to benefit from a recovery in consumer spending due to lower interest rates and the likelihood of a tax cut in Washington. In December, for example, we purchased Williams Sonoma, a specialty

EVERGREEN
Small Cap Value Fund
Portfolio Manager Interview

retailer, at a price/earnings ratio of approximately 12 times its projected 2001 earnings. The stock appreciated 48.89% in the few weeks it was in the portfolio.

Our investment in Reebok International, an athletic footwear company, appreciated 61.42% during the six-month period, while our Wolverine World Wide investment rose by 45.82%. Wolverine, which makes Wolverine and Merrill boots as well as Hush Puppy shoes, benefited from growth in the footwear sector.

In addition to Williams Sonoma, several other retail stocks produced excellent returns. Ross Stores rose by 49.49% during the six months, while Ethan Allen Furniture appreciated 44.58%. Abercrombie & Fitch was up 85.59% during the period, while American Eagle Outfitters rose by 86.88%.

In financial services, we focused on banks with good credit quality that had the potential to benefit from declining interest rates, which should result in higher profit margins. Astoria Financial, a savings and loan association based in New York, was the performance leader among these holdings, rising 81.83%. Other strong performers included First Oak Brook, which was up 43.92% and Cullen/Frost Bankers, a regional bank headquartered in Texas, which rose by 37.72% during the period. Centura Banks, which is being acquired by Royal Bank of Canada, was another excellent performer, returning 69.05% during the period.

Several energy holdings had extremely strong performance, helped by higher natural gas and oil prices which led to improved earnings and stronger cash flow. UTI Energy Corp. rose by 109.46%; Cabot Oil and Gas gained 44.88%; and Cross Timbers Oil appreciated 89.06% during the six-month period.

Top 10 Holdings

(as a percentage of 1/31/2001 net assets)

Granite State Bankshares, Inc.	1.6%

Mid-State Bancshares	1.4%

Integrated Circuit System, Inc.	1.3%

United Rentals, Inc.	1.2%

Cullen/Frost Bankers, Inc.	1.2%

Banknorth Group, Inc.	1.2%

Pier 1 Imports, Inc.	1.1%

Apogent Technology, Inc.	1.1%

Watson Pharmaceuticals, Inc.	1.1%

Roper Industries, Inc.	1.1%

What is your outlook?

We are very bullish on small cap value stocks.

We continue to find extremely attractive valuations for small cap value stocks, even after excellent performance in the sector during the past several months. This strong performance has increased investor interest in the small cap value market and many professional managers appear to be increasing their allocations to small-cap value stocks.

The interest rate reductions by the Federal Reserve Board also should help lift small cap stocks. The Federal Reserve Board lowered short-term rates by a total of 100 basis points during January 2001 and most observers expect further rate cuts in the coming months. Historically, small cap stocks do well as the Federal Reserve Board lowers short-term rates. Companies find it easier to borrow, and lower financing costs also typically encourage leveraged buyout and merger-and-acquisition activity, supporting small cap stock prices.

EVERGREEN
Value Fund
Fund at a Glance as of January 31, 2001

“We believe that our emphasis on fundamental analysis and investment discipline should help sustain performance, whichever way the economy goes.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 1/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 4/12/1985	Class A	Class B	Class C	Class Y
Class Inception Date	4/12/1985	2/2/1993	9/2/1994	1/3/1991

6 month with sales charge	3.22%	4.22%	7.18%	n/a

6 month w/o sales charge	9.51%	9.09%	9.13%	9.69%

Average Annual Returns*

1 year with sales charge	7.20%	7.85%	10.90%	n/a

1 year w/o sales charge	13.73%	12.85%	12.90%	14.01%

5 years	11.60%	11.86%	12.12%	13.22%

10 years	13.00%	13.04%	13.15%	13.98%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	0.41%	-0.29%	-0.28%	0.68%

6-month income dividends
per share	$0.10	$0.03	$0.03	$0.12

6-month capital gain
distributions per share	$2.23	$2.23	$2.23	$2.23

* Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Value Fund, Class A shares 2 , versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates).

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2001 and is subject to change.

EVERGREEN
Value Fund
Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2001, Evergreen Value Fund Class A shares returned 9.51%. Fund returns are before deduction of any applicable sales charges. During the same period, the S&P 500 returned –3.98%, while the Russell 1000 Value Index returned 10.79%. Among relevant competitive mutual fund groups, the median return of multi-cap value funds was 11.10% while the median return of large-cap value funds was 5.50%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 1/31/2001)

Total Net Assets	$634,294,201

Number of Holdings	86

Beta*	0.78

P/E Ratio*	22.8x

*as of 12/31/2000

What factors affected performance during the period?

Stocks of utility, financial services, capital goods and basic materials companies were the strongest performers among industry groups in the Russell 1000 Value Index during the six-month period. Utilities and financial services were the performance leaders early in the six months when investors preferred companies in industries with relatively stable earnings. Capital goods and basic materials, two more economically sensitive industry groups, improved later, especially in January 2001 as investors anticipated that the Federal Reserve Board’s interest rate cuts would stimulate economic growth and boost cyclical companies.

In this environment, performance benefited from our strategy of emphasizing defensive industries such as financial services, utilities and pharmaceuticals early in the period before adding to our positions in cyclical industries later.

Top 5 Sectors

(as a percentage of 1/31/2001 net assets)

Financials	29.5%

Information Technology	11.8%

Energy	8.8%

Consumer Discretionary	8.6%

Industrials	8.4%

What were your principal strategies?

As the period progressed, we became convinced that the prices of stocks in cyclical industries had already discounted—or priced to anticipate—an economic slowdown. A number of indicators encouraged this viewpoint, including: the spreads of high-yield, lower quality bond yields above Treasury bonds and the low valuations of cyclical stocks using measures such as price/earnings ratios. Toward the end of the period, the stock prices of cyclical companies issuing profit warnings started to fall less dramatically than they had earlier in the year. This often indicates that stock prices have neared their lows or troughs, with less risk of further severe losses in share prices.

As our conviction grew that cyclical stocks were becoming more attractive, we increased our holdings in companies that tend to prosper in economic expansions. At the end of the six-month period, we were overweight in technology stocks, as well as in cyclical industries such as retail. On January 31, 2001, the Fund’s weighting in technology had been raised to 11.8% of net assets, compared to a 4.8% weighting in the benchmark Russell 1000 Value Index. In

E V E R G R E E N

Value Fund

Portfolio Manager Interview

increasing our technology holdings, we invested in companies such as Texas Instruments and Alterra, two semi-conductor firms, and Lexmark, a manufacturer of printers.

Top 10 Holdings

(as a percentage of 1/31/2001 net assets)

Tyco International, Ltd.	3.7%

Exxon Mobil Corp.	3.1%

BJ's Wholesale Club, Inc.	2.8%

Freddie Mac	2.8%

Citigroup, Inc.	2.6%

Verizon Communications	2.6%

Philip Morris Companies, Inc.	2.4%

PNC Financial Services Group	2.2%

Consolidated Edison, Inc.	2.2%

Becton Dickinson & Co.	2.0%

What type of investments most affected Fund performance?

Our emphasis on the financial services industry and our stock selection within the industry were major factors in Fund performance early in the period. We had a large position in PNC Financial Services, a major bank in the Eastern states, whose stock rose 46% during the six-month period. We were overweighted in Fannie Mae and Freddie Mac, government-related mortgage enterprises, which had strong performance in the period. Fannie Mae rose by 50% while Freddie Mac’s stock climbed by 55%. We also had large positions in AMBAC, a municipal bond insurer, whose stock rose 30% and in John Hancock Financial Services, which was up by 49% during the six months.

Cyclical holdings in general helped in the final months of the period, particularly in January 2001 when the sector rallied sharply. However, we had small holdings in two capital goods companies that were disappointing performers and that detracted from Fund returns. We have eliminated those positions from the Fund’s portfolio.

What is your outlook?

We are bullish about opportunities in the stock market.

If the economy continues to weaken, we can expect the Federal Reserve to lower short-term interest rates further to stimulate growth. Even if growth does not improve noticeably, stock prices already have fallen to reflect a poor outlook and the risks of further significant deterioration do not appear very alarming. Any acceleration in economic growth would be a positive for stocks in general, and particularly for those in the cyclical industries that we have recently emphasized.

We believe the Fund is well positioned, whether the economy stagnates or accelerates in growth. We think performance for the remainder of the year will be most dependent on individual stock selection. We believe that our emphasis on fundamental analysis and investment discipline should help sustain performance, whichever way the economy goes.

EVERGREEN
Blue Chip Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,
		2000	1999	1998 (a)

CLASS A SHARES

Net asset value, beginning of period	$34.79	$32.88	$30.42	$27.39

Income from investment operations

Net investment income (loss)	0	(0.03)	0.05	0.08

Net realized and unrealized gains or losses on securities	(2.93)	4.34	4.82	3.01

Total from investment operations	(2.93)	4.31	4.87	3.09

Distributions to shareholders from

Net investment income	0	0	(0.03)	(0.06)

Net realized gains	(2.30)	(2.40)	(2.38)	0

Total distributions	(2.30)	(2.40)	(2.41)	(0.06)

Net asset value, end of period	$29.56	$34.79	$32.88	$30.42

Total return*	(8.49%)	13.22%	17.29%	11.29%

Ratios and supplemental data

Net assets, end of period (millions)	$ 409	$ 467	$ 382	$ 285

Ratios to average net assets
Expenses‡	1.17%†	1.15%	1.20%	1.20%†

Net investment income (loss)	0.04%†	(0.04%)	0.19%	0.49%†

Portfolio turnover rate	118%	153%	111%	112%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,			Year Ended August 31,
		2000	1999	1998 (b)	1997	1996	1995

CLASS B SHARES

Net asset value, beginning of period	$34.15	$32.54	$30.35	$29.79	$25.05	$22.98	$23.21

Income from investment operations

Net investment income (loss)	(0.09)	(0.14)	(0.05)	(0.12)	0.15	0.12	0.25

Net realized and unrealized gains or losses on securities	(2.91)	4.15	4.62	5.72	7.97	3.69	2.66

Total from investment operations	(3.00)	4.01	4.57	5.60	8.12	3.81	2.91

Distributions to shareholders from

Net investment income	0	0	0	(0.08)	(0.20)	(0.76)	(0.36)

Net realized gains	(2.30)	(2.40)	(2.38)	(4.96)	(3.18)	(0.98)	(2.78)

Total distributions	(2.30)	(2.40)	(2.38)	(5.04)	(3.38)	(1.74)	(3.14)

Net asset value, end of period	$28.85	$34.15	$32.54	$30.35	$29.79	$25.05	$22.98

Total return*	(8.87%)	12.40%	16.26%	20.89%	34.76%	17.31%	13.87%

Ratios and supplemental data

Net assets, end of period (millions)	$ 443	$ 477	$ 255	$ 118	$ 313	$ 225	$ 199

Ratios to average net assets

Expenses‡	1.93%†	1.90%	1.95%	1.68%†	1.57%	1.85%	1.75%

Net investment income (loss)	(0.71%)†	(0.79%)	(0.60%)	(0.02%)†	0.55%	0.52%	1.09%

Portfolio turnover rate	118%	153%	111%	112%	109%	139%	115%

(a)	For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.
(b)	For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Blue Chip Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,
		2000	1999	1998 (a)

CLASS C SHARES

Net asset value, beginning of period	$ 34.24	$ 32.63	$30.40	$27.70

Income from investment operations

Net investment income (loss)	(0.09)	(0.04)	(0.11)	0

Net realized and unrealized gains or losses on securities	(2.92)	4.05	4.72	2.72

Total from investment operations	(3.01)	4.01	4.61	2.72

Distributions to shareholders from

Net investment income	0	0	0	(0.02)

Net realized gains	(2.30)	(2.40)	(2.38)	0

Total distributions	(2.30)	(2.40)	(2.38)	(0.02)

Net asset value, end of period	$ 28.93	$ 34.24	$32.63	$30.40

Total return*	(8.87%)	12.37%	16.37%	9.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$23,511	$21,810	$2,969	$ 780

Ratios to average net assets
Expenses‡	1.93%†	1.90%	1.95%	2.02%†

Net investment loss	(0.72%)†	(0.78)%	(0.67)%	(0.27)%†

Portfolio turnover rate	118%	153%	111%	112%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,
		2000	1999 (b)

CLASS Y SHARES

Net asset value, beginning of period	$ 34.59	$ 32.62	$32.30

Income from investment operations

Net investment income	0.05	0.04	0

Net realized and unrealized gains or losses on securities	(2.93)	4.33	0.32

Total from investment operations	(2.88)	4.37	0.32

Distributions to shareholders from

Net realized gains	(2.30)	(2.40)	0

Total distributions	(2.30)	(2.40)	0

Net asset value, end of period	$ 29.41	$ 34.59	$32.62

Total return	(8.39%)	13.53%	0.99%

Ratios and supplemental data

Net assets, end of period (thousands)	$16,642	$15,967	$ 789

Ratios to average net assets
Expenses‡	0.93%†	0.90%	0.95%†

Net investment income	0.29%†	0.22%	0.08%†

Portfolio turnover rate	118%	153%	111%

(a)	For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.
(b)	For the period from April 30, 1999 (commencement of class operations) to July 31, 1999.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Equity Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended January 31,
		2000	1999 #	1998	1997 (a) #	1997	1996

CLASS A SHARES

Net asset value, beginning of period	$ 20.86	$ 22.57	$ 23.19	$ 23.94	$ 21.79	$ 20.15	$ 17.28

Income from investment operations

Net investment income	0.42	0.98	0.94	1.05	0.52	1.02	1.01

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.14	(0.82)	1.50	0.81	2.15	1.67	2.94

Total from investment operations	2.56	0.16	2.44	1.86	2.67	2.69	3.95

Distributions to shareholders from

Net investment income	(0.41)	(1.01)	(0.93)	(1.02)	(0.52)	(1.05)	(1.08)

Net realized gains	(0.01)	(0.86)	(2.13)	(1.59)	0	0	0

Total distributions	(0.42)	(1.87)	(3.06)	(2.61)	(0.52)	(1.05)	(1.08)

Net asset value, end of period	$ 23.00	$ 20.86	$ 22.57	$ 23.19	$ 23.94	$ 21.79	$ 20.15

Total return*	12.44%	0.74%	12.14%	7.93%	12.45%	13.80%	23.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 68,421	$ 62,692	$ 35,714	$15,005	$11,955	$ 9,678	$ 4,412

Ratios to average net assets
Expenses‡	1.40%†	1.49%	1.46%	1.50%	1.45%†	1.44%	1.36%

Net investment income	3.81%†	4.13%	4.39%	4.20%	4.69%†	4.93%	5.39%

Portfolio turnover rate	40%	115%	124%	133%	72%	168%	138%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended January 31,
		2000	1999 #	1998	1997 (a) #	1997	1996

CLASS B SHARES

Net asset value, beginning of period	$ 20.68	$ 22.38	$ 23.04	$ 23.81	$ 21.69	$ 20.08	$ 17.28

Income from investment operations

Net investment income	0.34	0.73	0.76	0.86	0.43	0.89	0.91

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.12	(0.73)	1.51	0.81	2.15	1.64	2.87

Total from investment operations	2.46	0.00	2.27	1.67	2.58	2.53	3.78

Distributions to shareholders from

Net investment income	(0.33)	(0.84)	(0.80)	(0.85)	(0.46)	(0.92)	(0.98)

Net realized gains	(0.01)	(0.86)	(2.13)	(1.59)	0	0	0

Total distributions	(0.34)	(1.70)	(2.93)	(2.44)	(0.46)	(0.92)	(0.98)

Net asset value, end of period	$ 22.80	$ 20.68	$ 22.38	$ 23.04	$ 23.81	$ 21.69	$ 20.08

Total return*	12.01%	0.00%	11.34%	7.13%	12.06%	13.00%	22.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$173,698	$177,968	$185,177	$54,544	$43,977	$35,323	$14,750

Ratios to average net assets
Expenses‡	2.15%†	2.24%	2.21%	2.25%	2.20%†	2.19%	2.11%

Net investment income	3.06%†	3.28%	3.61%	3.46%	3.94%†	4.17%	4.69%

Portfolio turnover rate	40%	115%	124%	133%	72%	168%	138%

(a)	For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Equity Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended January 31,
		2000	1999 #	1998	1997 (a) #	1997	1996

CLASS C SHARES

Net asset value, beginning of period	$ 20.68	$22.38	$23.04	$23.81	$21.69	$20.08	$17.27

Income from investment operations

Net investment income	0.34	0.88	0.76	0.87	0.44	0.87	0.90

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.12	(0.88)	1.51	0.80	2.14	1.66	2.89

Total from investment operations	2.46	0.00	2.27	1.67	2.58	2.53	3.79

Distributions to shareholders from

Net investment income	(0.33)	(0.84)	(0.80)	(0.85)	(0.46)	(0.92)	(0.98)

Net realized gains	(0.01)	(0.86)	(2.13)	(1.59)	0	0	0

Total distributions	(0.34)	(1.70)	(2.93)	(2.44)	(0.46)	(0.92)	(0.98)

Net asset value, end of period	$ 22.80	$20.68	$22.38	$23.04	$23.81	$21.69	$20.08

Total return*	12.01%	0.00%	11.34%	7.13%	12.06%	12.90%	22.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$11,635	$9,112	$2,502	$1,259	$ 950	$ 982	$ 523

Ratios to average net assets
Expenses‡	2.15%†	2.25%	2.21%	2.25%	2.20%†	2.19%	2.11%

Net investment income	3.06%†	3.43%	3.60%	3.48%	4.06%†	4.15%	4.67%

Portfolio turnover rate	40%	115%	124%	133%	72%	168%	138%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended January 31,
		2000	1999 #	1998	1997 (a) #	1997	1996

CLASS Y SHARES

Net asset value, beginning of period	$ 20.87	$22.58	$23.22	$23.98	$21.81	$20.16	$17.28

Income from investment operations

Net investment income	0.46	0.94	0.99	1.02	0.55	1.08	1.10

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.13	(0.72)	1.52	0.89	2.16	1.66	2.87

Total from investment operations	2.59	0.22	2.51	1.91	2.71	2.74	3.97

Distributions to shareholders from

Net investment income	(0.44)	(1.07)	(1.02)	(1.08)	(0.54)	(1.09)	(1.09)

Net realized gains	(0.01)	(0.86)	(2.13)	(1.59)	0	0	0

Total distributions	(0.45)	(1.93)	(3.15)	(2.67)	(0.54)	(1.09)	(1.09)

Net asset value, end of period	$ 23.01	$20.87	$22.58	$23.22	$23.98	$21.81	$20.16

Total return	12.58%	1.00%	12.46%	8.16%	12.65%	14.10%	23.50%

Ratios and supplemental data

Net assets, end of period (millions)	$ 762	$ 733	$ 847	$ 880	$ 900	$ 858	$ 914

Ratios to average net assets
Expenses‡	1.15%†	1.23%	1.21%	1.25%	1.20%†	1.18%	1.19%

Net investment income	4.06%†	4.29%	4.61%	4.46%	4.97%†	5.14%	5.70%

Portfolio turnover rate	40%	115%	124%	133%	72%	168%	138%

(a)	For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (b)	1996	1995 (a)

CLASS A SHARES

Net asset value, beginning of period	$30.72	$29.56	$29.14	$27.26	$22.53	$18.63	$14.48

Income from investment operations

Net investment income (loss)	(0.05)	(0.09)	0.10	0.16	0.08	0.12	0.13

Net realized and unrealized gains on securities and foreign currency related transactions	0.11	1.85	1.16	2.86	4.72	4.26	4.64

Total from investment operations	0.06	1.76	1.26	3.02	4.80	4.38	4.77

Distributions to shareholders from

Net investment income	0	0	(0.06)	(0.13)	(0.07)	(0.13)	(0.14)

Net realized gains	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)	(0.48)

Total distributions	(3.63)	(0.60)	(0.84)	(1.14)	(0.07)	(0.48)	(0.62)

Net asset value, end of period	$27.15	$30.72	$29.56	$29.14	$27.26	$22.53	$18.63

Total return*	0.62%	6.01%	4.48%	11.26%	21.33%	23.50%	33.00%

Ratios and supplemental data

Net assets, end of period (millions)	$ 182	$ 207	$ 250	$ 296	$ 166	$ 85	$ 19

Ratios to average net assets
Expenses‡	1.50%†	1.47%	1.43%	1.46%	1.47%†	1.41%	1.55%†

Net investment income (loss)	(0.33%)†	(0.28%)	0.33%	0.61%	0.57%†	0.70%	0.99%†

Portfolio turnover rate	14%	61%	39%	20%	6%	14%	17%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (b)	1996	1995 (a)

CLASS B SHARES

Net asset value, beginning of period	$30.05	$29.14	$28.88	$27.10	$22.43	$18.59	$14.48

Income from investment operations

Net investment income (loss)	(0.14)	(0.35)	(0.14)	(0.02)	(0.02)	0	0.05

Net realized and unrealized gains on securities and foreign currency related transactions	0.08	1.86	1.18	2.81	4.69	4.20	4.61

Total from investment operations	(0.06)	1.51	1.04	2.79	4.67	4.20	4.66

Distributions to shareholders from

Net investment income	0	0	0	0	0	(0.01)	(0.07)

Net realized gains	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)	(0.48)

Total distributions	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.36)	(0.55)

Net asset value, end of period	$26.36	$30.05	$29.14	$28.88	$27.10	$22.43	$18.59

Total return*	0.21%	5.23%	3.73%	10.44%	20.82%	22.60%	32.20%

Ratios and supplemental data

Net assets, end of period (millions)	$ 636	$ 706	$ 891	$1,000	$ 542	$ 245	$ 46

Ratios to average net assets
Expenses‡	2.25%†	2.22%	2.18%	2.21%	2.25%†	2.17%	2.24%†

Net investment loss	(1.08%)†	(1.03%)	(0.43%)	(0.14%)	(0.19%)†	(0.06%)	0.30%†

Portfolio turnover rate	14%	61%	39%	20%	6%	14%	17%

(a)	For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (b)	1996	1995 (a)

CLASS C SHARES

Net asset value, beginning of period	$30.05	$29.14	$28.89	$27.10	$22.43	$18.58	$14.48

Income from investment operations

Net investment income (loss)	(0.16)	(0.36)	(0.16)	(0.02)	(0.02)	0	0.06

Net realized and unrealized gains on securities and foreign currency related transactions	0.10	1.87	1.19	2.82	4.69	4.21	4.60

Total from investment operations	(0.06)	1.51	1.03	2.80	4.67	4.21	4.66

Distributions to shareholders from

Net investment income	0	0	0	0	0	(0.01)	(0.08)

Net realized gains	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)	(0.48)

Total distributions	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.36)	(0.56)

Net asset value, end of period	$26.36	$30.05	$29.14	$28.89	$27.10	$22.43	$18.58

Total return*	0.21%	5.23%	3.69%	10.47%	20.82%	22.60%	32.20%

Ratios and supplemental data

Net assets, end of period (millions)	$ 23	$ 26	$ 37	$ 50	$ 24	$ 10	$ 20

Ratios to average net assets
Expenses‡	2.25%†	2.21%	2.18%	2.21%	2.25%†	2.17%	2.15%†

Net investment loss	(1.08%)†	(1.02%)	(0.42%)	(0.13%)	(0.19%)†	(0.06%)	0.35%†

Portfolio turnover rate	14%	61%	39%	20%	6%	14%	17%

	Six Months Ended January 31, 2001 (Unaudited) #	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (b)	1996	1995

CLASS Y SHARES

Net asset value, beginning of period	$30.90	$29.65	$29.19	$27.29	$22.55	$18.64	$14.52

Income from investment operations

Net investment income (loss)	0.02	(0.01)	0.19	0.24	0.11	0.18	0.18

Net realized and unrealized gains on securities and foreign currency related transactions	0.07	1.86	1.15	2.87	4.73	4.25	4.59

Total from investment operations	0.09	1.85	1.34	3.11	4.84	4.43	4.77

Distributions to shareholders from

Net investment income	0	0	(0.10)	(0.20)	(0.10)	(0.17)	(0.17)

Net realized gains	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)	(0.48)

Total distributions	(3.63)	(0.60)	(0.88)	(1.21)	(0.10)	(0.52)	(0.65)

Net asset value, end of period	$27.36	$30.90	$29.65	$29.19	$27.29	$22.55	$18.64

Total return	0.72%	6.30%	4.75%	11.56%	21.52%	23.80%	32.90%

Ratios and supplemental data

Net assets, end of period (millions)	$ 399	$ 484	$ 634	$ 801	$ 616	$ 442	$ 141

Ratios to average net assets
Expenses‡	1.25%†	1.22%	1.18%	1.20%	1.21%†	1.16%	1.27%

Net investment income (loss)	(0.08%)†	(0.03%)	0.57%	0.86%	0.82%†	0.93%	1.11%

Portfolio turnover rate	14%	61%	39%	20%	6%	14%	17%

(a)	For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31				Year Ended December 31,
		2000	1999	1998	1997 (b) #	1996	1995 (a)

CLASS A SHARES

Net asset value, beginning of period	$ 15.40	$ 15.57	$ 15.75	$ 15.69	$13.10	$11.57	$ 9.64

Income from investment operations

Net investment income	0	0.05	0.26	0.29	0.14	0.34	0.34

Net realized and unrealized gains or losses on securities	3.13	(0.18)	0.04	0.24	2.59	2.13	2.45

Total from investment operations	3.13	(0.13)	0.30	0.53	2.73	2.47	2.79

Distributions to shareholders from

Net investment income	0	(0.04)	(0.30)	(0.28)	(0.13)	(0.34)	(0.37)

Net realized gains	0	0	(0.18)	(0.19)	(0.01)	(0.60)	(0.49)

Total distributions	0	(0.04)	(0.48)	(0.47)	(0.14)	(0.94)	(0.86)

Net asset value, end of period	$ 18.53	$ 15.40	$ 15.57	$ 15.75	$15.69	$13.10	$11.57

Total return*	20.32%	(0.85%)	2.17%	3.24%	20.99%	22.00%	29.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$61,346	$48,166	$59,451	$54,142	$4,239	$ 336	$ 216

Ratios to average net assets
Expenses‡	1.57%†	1.76%	1.67%	1.68%	1.71%†	1.75%	1.75%†

Net investment income	0.05%†	0.41%	1.85%	1.95%	1.88%†	3.08%	3.39%†

Portfolio turnover rate	57%	138%	54%	18%	13%	50%	48%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31				Year Ended December 31,
		2000	1999	1998	1997 (b) #	1996	1995 (a)

CLASS B SHARES

Net asset value, beginning of period	$ 15.23	$ 15.48	$ 15.67	$ 15.64	$13.09	$11.57	$ 9.64

Income from investment operations

Net investment income (loss)	(0.06)	(0.07)	0.16	0.19	0.08	0.27	0.28

Net realized and unrealized gains or losses on securities	3.08	(0.17)	0.02	0.22	2.57	2.11	2.43

Total from investment operations	3.02	(0.24)	0.18	0.41	2.65	2.38	2.71

Distributions to shareholders from

Net investment income	0	(0.01)	(0.19)	(0.19)	(0.09)	(0.26)	(0.29)

Net realized gains	0	0	(0.18)	(0.19)	(0.01)	(0.60)	(0.49)

Total distributions	0	(0.01)	(0.37)	(0.38)	(0.10)	(0.86)	(0.78)

Net asset value, end of period	$ 18.25	$ 15.23	$ 15.48	$ 15.67	$15.64	$13.09	$11.57

Total return*	19.83%	(1.55%)	1.35%	2.49%	20.37%	21.10%	28.70%

Ratios and supplemental data

Net assets, end of period (thousands)	$79,331	$69,450	$110,809	$130,191	$9,462	$ 692	$ 266

Ratios to average net assets
Expenses‡	2.31%†	2.51%	2.42%	2.43%	2.46%†	2.50%	2.50%†

Net investment income (loss)	(0.69%)†	(0.32%)	1.15%	1.20%	1.12%†	2.39%	2.67%†

Portfolio turnover rate	57%	138%	54%	18%	13%	50%	48%

(a)	For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (b) #	1996	1995 (a)

CLASS C SHARES

Net asset value, beginning of period	$ 15.20	$ 15.46	$ 15.66	$ 15.63	$ 13.09	$11.56	$ 9.74

Income from investment operations

Net investment income (loss)	(0.05)	(0.08)	0.16	0.19	0.10	0.28	0.28

Net realized and unrealized gains or losses on securities	3.07	(0.17)	0.01	0.22	2.54	2.10	2.33

Total from investment operations	3.02	(0.25)	0.17	0.41	2.64	2.38	2.61

Distributions to shareholders from

Net investment income	0	(0.01)	(0.19)	(0.19)	(0.09)	(0.25)	(0.30)

Net realized gains	0	0	(0.18)	(0.19)	(0.01)	(0.60)	(0.49)

Total distributions	0	(0.01)	(0.37)	(0.38)	(0.10)	(0.85)	(0.79)

Net asset value, end of period	$ 18.22	$ 15.20	$ 15.46	$ 15.66	$ 15.63	$13.09	$11.56

Total return*	19.87%	(1.62%)	1.28%	2.49%	20.30%	21.10%	27.30%

Ratios and supplemental data

Net assets, end of period (thousands)	$15,252	$12,637	$22,842	$26,197	$ 2,770	$ 56	$ 24

Ratios to average net assets
Expenses‡	2.31%†	2.50%	2.42%	2.43%	2.45%†	2.50%	2.50%†

Net investment income (loss)	(0.69%)†	(0.29%)	1.15%	1.20%	1.20%†	2.33%	2.63%†

Portfolio turnover rate	57%	138%	54%	18%	13%	50%	48%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (b) #	1996	1995

CLASS Y SHARES

Net asset value, beginning of period	$ 15.43	$ 15.57	$ 15.77	$ 15.71	$ 13.12	$11.58	$ 9.70

Income from investment operations

Net investment income	0.03	0.05	0.33	0.34	0.19	0.38	0.38

Net realized and unrealized gains or losses on securities	3.13	(0.14)	(0.02)	0.24	2.56	2.13	2.38

Total from investment operations	3.16	(0.09)	0.31	0.58	2.75	2.51	2.76

Distributions to shareholders from

Net investment income	0	(0.05)	(0.33)	(0.33)	(0.15)	(0.37)	(0.38)

Net realized gains	0	0	(0.18)	(0.19)	(0.01)	(0.60)	(0.50)

Total distributions	0	(0.05)	(0.51)	(0.52)	(0.16)	(0.97)	(0.88)

Net asset value, end of period	$ 18.59	$ 15.43	$ 15.57	$ 15.77	$ 15.71	$13.12	$11.58

Total return	20.48%	(0.59%)	2.31%	3.57%	21.09%	22.40%	29.10%

Ratios and supplemental data

Net assets, end of period (thousands)	$98,961	$92,921	$56,903	$96,556	$42,374	$8,592	$4,806

Ratios to average net assets
Expenses‡	1.31%†	1.50%	1.42%	1.39%	1.39%†	1.50%	1.50%

Net investment income	0.32%†	0.70%	2.19%	2.23%	2.39%†	3.36%	3.56%

Portfolio turnover rate	57%	138%	54%	18%	13%	50%	48%

(a)	For the period from January 24, 1995 (commencement of class operations) to December 31,1995.
(b)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31, 2000 (a)

CLASS IS SHARES

Net asset value, beginning of period	$15.43	$15.61

Income from investment operations

Net investment income	0	0

Net realized and unrealized gains or losses on securities	3.13	(0.18)

Total from investment operations	3.13	(0.18)

Net asset value, end of period	$18.56	$15.43

Total return	20.29%	(1.15%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1,609	$1,355

Ratios to average net assets
Expenses‡	1.56%†	1.78%†

Net investment income (loss)	0.06%†	(0.02%)†

Portfolio turnover rate	57%	138%

(a)	For the period from June 30, 2000 (commencement of class operations) to July 31, 2000.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (a)	1996	1995

CLASS A SHARES

Net asset value, beginning of period	$20.68	$24.86	$22.23	$24.64	$20.57	$20.45	$16.62

Income from investment operations

Net investment income	0.09	0.20	0.21	0.26	0.21	0.38	0.55

Net realized and unrealized gains or losses on securities	1.72	(1.08)	2.76	2.00	4.05	3.49	4.69

Total from investment operations	1.81	(0.88)	2.97	2.26	4.26	3.87	5.24

Distributions to shareholders from

Net investment income	(0.10)	(0.19)	(0.21)	(0.29)	(0.19)	(0.41)	(0.51)

Net realized gains	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)	(0.90)

Total distributions	(2.33)	(3.30)	(0.34)	(4.67)	(0.19)	(3.75)	(1.41)

Net asset value, end of period	$20.16	$20.68	$24.86	$22.23	$24.64	$20.57	$20.45

Total return*	9.51%	(3.78%)	13.48%	9.55%	20.78%	18.90%	31.80%

Ratios and supplemental data

Net assets, end of period (millions)	$ 380	$ 380	$ 464	$ 476	$ 392	$ 328	$ 292

Ratios to average net assets
Expenses‡	1.09%†	1.03%	1.00%	1.01%	0.92%†	0.91%	0.90%

Net investment income	0.87%†	0.91%	0.93%	1.04%	1.66%†	1.77%	2.78%

Portfolio turnover rate	72%	83%	110%	69%	6%	91%	53%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (a)	1996	1995

CLASS B SHARES

Net asset value, beginning of period	$20.62	$24.81	$22.20	$24.63	$20.58	$20.45	$16.62

Income from investment operations

Net investment income	0.01	0.02	0.04	0.08	0.12	0.22	0.39

Net realized and unrealized gains or losses on securities	1.71	(1.06)	2.75	1.99	4.03	3.50	4.70

Total from investment operations	1.72	(1.04)	2.79	2.07	4.15	3.72	5.09

Distributions to shareholders from

Net investment income	(0.03)	(0.04)	(0.05)	(0.12)	(0.10)	(0.25)	(0.36)

Net realized gains	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)	(0.90)

Total distributions	(2.26)	(3.15)	(0.18)	(4.50)	(0.10)	(3.59)	(1.26)

Net asset value, end of period	$20.08	$20.62	$24.81	$22.20	$24.63	$20.58	$20.45

Total return*	9.09%	(4.51%)	12.65%	8.73%	20.23%	18.10%	30.90%

Ratios and supplemental data

Net assets, end of period (millions)	$ 202	$ 206	$ 332	$ 326	$ 276	$ 197	$ 141

Ratios to average net assets
Expenses‡	1.83%†	1.78%	1.75%	1.76%	1.67%†	1.66%	1.65%

Net investment income	0.13%†	0.15%	0.18%	0.30%	0.92%†	1.01%	2.04%

Portfolio turnover rate	72%	83%	110%	69%	6%	91%	53%

(a)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (a)	1996	1995

CLASS C SHARES

Net asset value, beginning of period	$20.60	$24.79	$22.18	$24.61	$20.56	$20.44	$16.61

Income from investment operations

Net investment income	0.03	0.03	0.04	0.10	0.12	0.22	0.39

Net realized and unrealized gains or losses on securities	1.70	(1.07)	2.75	1.97	4.03	3.50	4.70

Total from investment operations	1.73	(1.04)	2.79	2.07	4.15	3.72	5.09

Distributions to shareholders from

Net investment income	(0.03)	(0.04)	(0.05)	(0.12)	(0.10)	(0.26)	(0.36)

From net realized gains	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)	(0.90)

Total distributions	(2.26)	(3.15)	(0.18)	(4.50)	(0.10)	(3.60)	(1.26)

Net asset value, end of period	$20.07	$20.60	$24.79	$22.18	$24.61	$20.56	$20.44

Total return*	9.13%	(4.52%)	12.66%	8.74%	20.25%	18.10%	30.90%

Ratios and supplemental data

Net assets, end of period (millions)	$ 5	$ 4	$ 5	$ 5	$ 3	$ 1	$ 1

Ratios to average net assets
Expenses‡	1.84%†	1.77%	1.75%	1.76%	1.66%†	1.67%	1.65%

Net investment income	0.09%†	0.15%	0.18%	0.29%	0.94%†	1.00%	2.03%

Portfolio turnover rate	72%	83%	110%	69%	6%	91%	53%

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31,				Year Ended December 31,
		2000	1999	1998	1997 (a)	1996	1995

CLASS Y SHARES

Net asset value, beginning of period	$20.68	$24.87	$22.23	$24.64	$20.57	$20.45	$16.61

Income from investment operations

Net investment income	0.14	0.31	0.29	0.35	0.25	0.44	0.57

Net realized and unrealized gains or losses on securities	1.70	(1.14)	2.74	1.97	4.03	3.49	4.72

Total from investment operations	1.84	(0.83)	3.03	2.32	4.28	3.93	5.29

Distributions to shareholders from

Net investment income	(0.12)	(0.25)	(0.26)	(0.35)	(0.21)	(0.47)	(0.55)

Net realized gains	(2.23)	(3.11)	(0.13)	(4.38)	0.00	(3.34)	(0.90)

Total distributions	(2.35)	(3.36)	(0.39)	(4.73)	(0.21)	(3.81)	(1.45)

Net asset value, end of period	$20.17	$20.68	$24.87	$22.23	$24.64	$20.57	$20.45

Total return	9.69%	(3.59%)	13.81%	9.79%	20.93%	19.20%	32.20%

Ratios and supplemental data

Net assets, end of period (millions)	$ 48	$ 57	$ 132	$ 183	$1,149	$ 996	$ 761

Ratios to average net assets
Expenses‡	0.83%†	0.77%	0.75%	0.70%	0.67%†	0.66%	0.65%

Net investment income	1.15%†	1.16%	1.20%	1.47%	1.91%†	2.02%	3.02%

Portfolio turnover rate	72%	83%	110%	69%	6%	91%	53%

(a)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Blue Chip Fund
Schedule of Investments
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – 92.6%

CONSUMER DISCRETIONARY – 10.9%

Auto Components – 0.4%
Genuine Parts Co.	133,900	$ 3,395,704

Automobiles – 0.5%
General Motors Corp.	90,450	4,857,165

Hotels, Restaurants & Leisure – 0.6%
Brinker International, Inc. *	203,100	5,272,476

Media – 4.5%
AOL Time Warner, Inc. *	348,350	18,309,276
Clear Channel Communications, Inc. *	84,750	5,526,547
Comcast Corp., Class A *	106,600	4,563,813
Interpublic Group of Companies, Inc.	99,050	4,080,860
Viacom, Inc., Class B *	133,215	7,353,468

		39,833,964

Multi-line Retail – 3.9%
Costco Wholesale Corp. *	94,300	4,361,375
Target Corp.	197,350	7,495,353
Wal-Mart Stores, Inc.	400,300	22,737,040

		34,593,768

Specialty Retail – 0.6%
Home Depot, Inc.	120,600	5,812,920

Textiles & Apparel – 0.4%
Jones Apparel Group, Inc. *p	93,450	3,737,066

CONSUMER STAPLES – 3.8%

Beverages – 1.6%
Anheuser Busch Companies, Inc.	128,600	5,576,096
Pepsico, Inc.	190,050	8,375,503

		13,951,599

Food & Drug Retailing – 0.7%
Safeway, Inc. *	117,150	5,935,991

Household Products – 0.5%
Procter & Gamble Co.	68,073	4,890,364

Personal Products – 1.0%
Avon Products, Inc.	75,450	3,191,535
Colgate-Palmolive Co.	96,400	5,791,712

		8,983,247

ENERGY – 7.0%
Energy Equipment & Services – 1.6%
Nabors Industries, Inc. *	176,800	10,432,968
Schlumberger, Ltd.	54,350	4,174,080

		14,607,048

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

ENERGY – continued
Oil & Gas – 5.4%
Apache Corp.	67,050	$ 3,862,080
BP Amoco Plc, ADR	123,664	6,368,696
Exxon Mobil Corp.	250,834	21,107,681
Kerr-McGee Corp.	102,600	6,634,116
Royal Dutch Petroleum Co.	164,500	9,927,575

		47,900,148

FINANCIALS – 16.6%

Banks – 5.4%
Bank of New York Co., Inc.	103,450	5,661,818
FleetBoston Financial Corp.	160,550	6,958,237
Mellon Financial Corp.	89,900	4,189,340
PNC Financial Services Group	150,200	11,117,804
Suntrust Banks, Inc.	65,800	4,402,020
Wachovia Corp.	74,750	5,079,263
Wells Fargo & Co.	207,600	10,693,476

		48,101,958

Diversified Financials – 7.1%
American Express Co.	72,400	3,410,040
Citigroup, Inc.	399,516	22,360,911
Freddie Mac	176,550	10,769,550
J.P. Morgan Chase & Co.	108,280	5,954,317
Merrill Lynch & Co., Inc.	97,500	7,068,750
Morgan Stanley Dean Witter & Co.	82,450	6,987,637
Providian Financial Corp.	115,550	6,742,342

		63,293,547

Insurance – 4.1%
Ace, Ltd. p	74,700	2,763,900
American International Group, Inc.	145,212	12,345,924
Chubb Corp.	73,750	5,310,000
CIGNA Corp.	57,850	6,430,028
MetLife, Inc. p	88,600	2,907,852
XL Capital, Ltd., Class A	90,100	6,683,618

		36,441,322

HEALTH CARE – 13.7%

Biotechnology – 1.1%
Amgen, Inc*.	43,950	3,090,234
Biogen, Inc.*	50,650	3,266,925
Genzyme Corp.* p	33,950	2,938,797

		9,295,956

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – continued

Health Care Equipment & Supplies – 1.5%
Medtronic, Inc.	160,700	$ 8,677,800
Stryker Corp.	101,550	4,590,060

		13,267,860

Health Care Providers & Services – 2.2%
Cardinal Health, Inc.	89,050	8,486,465
First Health Group Corp. *	95,900	4,015,813
Tenet Healthcare Corp. *	169,800	7,406,676

		19,908,954

Pharmaceuticals – 8.9%
American Home Products Corp.	155,500	9,190,050
Bristol-Myers Squibb Co.	153,900	9,524,871
Johnson & Johnson	143,250	13,340,873
Merck & Co., Inc.	157,200	12,918,696
Pfizer, Inc.	410,550	18,536,332
Pharmacia Corp.	159,708	8,946,842
Schering-Plough Corp.	143,900	7,252,560

		79,710,224

INDUSTRIALS – 11.9%

Aerospace & Defense – 1.0%
United Technologies Corp.	114,900	8,615,202

Air Freight & Couriers – 0.5%
United Parcel Service, Inc., Class B	78,400	4,852,960

Building Products – 0.4%
Masco Corp.	164,800	3,955,200

Commercial Services & Supplies – 3.1%
Automatic Data Processing, Inc.	45,650	2,732,609
Devry, Inc. *	162,200	5,526,154
First Data Corp.	161,800	9,839,058
McGraw-Hill Co., Inc.	73,750	4,708,938
Republic Services, Inc., Class A *	332,700	4,574,625

		27,381,384

Industrial Conglomerates – 6.2%
General Electric Co.	714,500	32,867,000
Minnesota Mining & Manufacturing Co.	61,400	6,793,910
Tyco International, Ltd.	248,950	15,335,320

		54,996,230

Machinery – 0.7%
Caterpillar, Inc.	93,950	4,154,469
Deere & Co.	48,850	2,096,642

		6,251,111

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – 21.0%

Communications Equipment – 3.3%
CIENA Corp. *	58,150	$ 5,237,134
Cisco Systems, Inc. *	416,600	15,596,462
Comverse Technology, Inc. *p	26,000	2,946,125
Nortel Networks Corp.	141,650	5,415,280

		29,195,001

Computers & Peripherals – 6.4%
Dell Computer Corp. *	173,250	4,526,156
EMC Corp. *	164,845	12,526,571
Hewlett-Packard Co.	193,100	7,094,494
International Business Machines Corp.	150,600	16,867,200
Lexmark International Group, Inc., Class A *	90,600	5,209,500
Palm, Inc. *	160,400	4,350,850
Sun Microsystems, Inc. *	213,100	6,512,869

		57,087,640

Electronic Equipment & Instruments – 0.7%
Sanmina Corp. *	117,600	5,718,300

Internet Software & Services – 0.6%
Check Point Software Technologies, Ltd. *	36,600	5,581,500

Semiconductor Equipment & Products – 5.4%
Altera Corp. *	44,525	1,346,881
Analog Devices, Inc. *	83,100	5,202,060
Applied Materials, Inc. *	55,750	2,804,922
Intel Corp.	384,800	14,237,600
Lam Research Corp. *p	146,800	3,881,025
Micron Technology, Inc. *	128,650	5,888,311
Novellus Systems, Inc. *	108,200	5,234,175
Teradyne, Inc. *	66,850	2,929,367
Texas Instruments, Inc.	155,600	6,815,280

		48,339,621

Software – 4.6%
Microsoft Corp. *	393,850	24,049,465
Oracle Corp. *	352,150	10,256,369
Parametric Technology Corp. *	188,650	2,806,169
Veritas Software Corp. *	42,450	4,027,444

		41,139,447

MATERIALS – 2.0%

Chemicals – 1.2%
Dow Chemical Co.	139,300	4,777,990
Ecolab, Inc.	152,900	6,352,995

		11,130,985

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

MATERIALS – continued

Paper & Forest Products – 0.8%
International Paper Co.	114,050	$ 4,408,033
Weyerhaeuser Co.	46,200	2,425,500

		6,833,533

TELECOMMUNICATION SERVICES – 4.7%

Diversified Telecommunication Services – 4.7%
Allegiance Telecom, Inc. *	76,200	2,533,650
AT&T Corp.	222,654	5,341,469
Qwest Communications International, Inc. *	142,500	6,002,100
SBC Communications, Inc.	258,650	12,505,727
Tycom, Ltd. *	81,000	2,292,300
Verizon Communications	150,250	8,256,238
WorldCom, Inc. *	211,200	4,554,000

		41,485,484

UTILITIES – 1.0%
Electric Utilities – 1.0%
Dominion Resources, Inc.	124,200	7,675,560
Duke Energy Corp.	41,400	1,513,998

		9,189,558

Total Common Stocks (cost $753,035,529)		825,544,437

SHORT-TERM INVESTMENTS – 8.1%
MUTUAL FUND SHARES – 8.1%
Evergreen Select Money Market Fund ø	60,889,381	60,889,381
Navigator Prime Portfolio pp	11,524,372	11,524,372

Total Short-Term Investments (cost $72,413,753)		72,413,753

Total Investments – (cost $825,449,282) – 100.7%		897,958,190
Other Assets and Liabilities – (0.7%)		(6,390,848)

Net Assets – 100.0%		$891,567,342

See Combined Notes to Schedules of Investments.

EVERGREEN
Equity Income Fund
Schedule of Investments
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – 53.3%

CONSUMER DISCRETIONARY – 11.2%
Auto Components – 0.6%
Dana Corp. p	300,000	$ 5,604,000

Automobiles – 1.1%
Ford Motor Co.	382,500	10,782,675
General Motors Corp.	10,530	565,461

		11,348,136

Hotels, Restaurants & Leisure – 0.5%
Carnival Corp., Class A	75,000	2,419,500
Royal Caribbean Cruises, Ltd.	100,000	2,618,000

		5,037,500

Household Durables – 2.4%
Leggett & Platt, Inc.	231,000	4,851,000
Maytag Corp.	203,300	7,115,500
Newell Rubbermaid, Inc.	224,415	6,104,088
Whirlpool Corp. p	125,000	6,561,250

		24,631,838

Media – 1.2%
AOL Time Warner, Inc. *	228,086	11,988,174

Multi-line Retail – 2.7%
J.C. Penney Co., Inc.	800,000	11,176,000
May Department Stores Co.	250,000	9,737,500
Target Corp.	180,000	6,836,400

		27,749,900

Specialty Retail – 2.1%
Intimate Brands, Inc., Class A	337,500	6,412,500
RadioShack Corp.	100,000	5,504,000
Tiffany & Co.	240,000	8,995,200

		20,911,700

Textiles & Apparel – 0.6%
V.F. Corp.	186,000	6,483,960

CONSUMER STAPLES – 1.0%

Household Products – 0.9%
The Estee Lauder Companies, Inc. p	120,000	8,901,600

Personal Products – 0.1%
Kimberly-Clark Corp.	20,000	1,295,000

ENERGY – 2.7%

Oil & Gas – 2.7%
BP Amoco Plc, ADR	47,092	2,425,238
Conoco, Inc., Class B	148,637	4,191,563

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

ENERGY – continued

Oil & Gas – continued
Exxon Mobil Corp.	36,000	$3,029,400
Murphy Oil Corp.	200,000	11,588,000
Texaco, Inc.	110,700	6,796,980

		28,031,181

FINANCIALS – 17.8%

Banks – 9.5%
Amcore Financial, Inc.	221,500	4,388,469
Associated Banc Corp.	40,000	1,360,000
Astoria Financial Corp.	155,000	8,089,062
Banknorth Group, Inc.	310,430	6,150,394
CB Bancshares, Inc.	100,000	3,250,000
Comerica, Inc.	86,500	5,215,950
Commerce Bancshares, Inc.	137,812	5,641,679
First Essex Bancorp, Inc.	282,000	5,922,000
First Union Corp. °	8,000	271,440
FleetBoston Financial Corp.	56,000	2,427,040
KeyCorp.	148,000	3,945,680
National City Corp.	225,000	6,356,250
National Commerce Bancorp	241,815	6,347,644
North Fork Bancorp, Inc.	430,000	10,526,400
PNC Financial Services Group	20,000	1,480,400
SouthTrust Corp.	140,000	6,212,500
Suntrust Banks, Inc.	62,000	4,147,800
Susquehanna Bancshares, Inc.	138,375	2,335,078
Three Rivers Bancorp, Inc.	160,980	1,428,698
U.S. Bancorp	150,000	4,432,500
Wells Fargo & Co.	71,000	3,657,210
Wilmington Trust Corp.	50,000	2,963,000

		96,549,194

Diversified Financials – 0.2%
T. Rowe Price Group, Inc.	56,600	2,207,400

Insurance – 3.1%
Aon Corp.	11,800	414,770
Lincoln National Corp.	50,000	2,242,500
Old Republic International Corp.	155,000	4,259,400
Partnerre, Ltd.	84,500	4,143,880
Saint Paul Companies, Inc.	169,500	8,139,390
XL Capital, Ltd., Class A	170,000	12,610,600

		31,810,540

Real Estate – 5.0%
AMB Property Corp. REIT p	100,000	2,465,000
Arden Realty Group, Inc. REIT	100,000	2,400,000

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Real Estate – continued
Boston Properties, Inc. REIT	27,000	$ 1,096,200
Equity Office Properties Trust REIT	40,000	1,220,000
Equity Residential Properties Trust REIT	147,900	7,747,002
First Indl. Realty Trust, Inc. REIT	134,000	4,401,900
Gables Residential Trust REIT	419,700	11,650,872
Kilroy Realty Corp. REIT	100,000	2,660,000
Macerich Co. (The) REIT	50,000	1,040,500
Post Property, Inc. REIT	235,700	9,013,168
Public Storage, Inc. REIT	30,500	793,000
Simon Property Group, Inc. REIT	135,000	3,554,550
Spieker Properties, Inc. REIT	20,000	1,072,000
Taubman Centers, Inc. REIT	100,000	1,120,000

		50,234,192

HEALTH CARE – 5.0%

Pharmaceuticals – 5.0%
Abbott Laboratories	240,000	10,766,400
American Home Products Corp.	325,000	19,207,500
Bristol-Myers Squibb Co.	180,000	11,140,200
Johnson & Johnson	60,000	5,587,800
Merck & Co., Inc.	36,000	2,958,480
Pharmacia Corp.	18,000	1,008,360

		50,668,740

INDUSTRIALS – 4.5%

Aerospace & Defense – 0.4%
General Dynamics Corp.	56,500	4,010,370

Airlines – 1.2%
Qantas Airways, Ltd.	5,463,490	11,771,755

Building Products – 0.5%
Masco Corp.	220,000	5,280,000

Commercial Services & Supplies – 0.4%
BARRA, Inc. *	30,000	1,473,750
Electronic Data Systems Corp.	55,000	3,060,750

		4,534,500

Electrical Equipment – 0.6%
Hubbell, Inc., Class B	200,000	5,726,000

Industrial Conglomerates – 0.5%
General Electric Co.	60,000	2,760,000
Honeywell International, Inc.	50,000	2,362,500

		5,122,500

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Machinery – 0.9%
Caterpillar, Inc.	160,000	$ 7,075,200
CNH Global N.V.	225,000	2,081,250

		9,156,450

INFORMATION TECHNOLOGY – 3.0%
Communications Equipment – 2.3%
Lucent Technologies, Inc.	215,000	3,999,000
Nokia Corp., ADR	100,000	3,435,000
QUALCOMM, Inc. *	190,000	15,971,875

		23,405,875

Computers & Peripherals – 0.2%
International Business Machines Corp.	22,000	2,464,000

Software – 0.5%
Microsoft Corp. *	75,000	4,579,687

MATERIALS – 1.4%

Chemicals – 0.5%
PPG Industries, Inc.	100,000	4,618,000

Metals & Mining – 0.7%
Phelps Dodge Corp.	158,800	7,368,320

Paper & Forest Products – 0.2%
Bowater, Inc.	48,300	2,547,825

TELECOMMUNICATION SERVICES – 2.5%

Diversified Telecommunication Services – 2.5%
AT&T Corp.	25,000	599,750
SBC Communications, Inc.	142,000	6,865,700
Verizon Communications	323,300	17,765,335

		25,230,785

UTILITIES – 4.2%

Electric Utilities – 1.0%
Consolidated Edison, Inc.	200,000	6,988,000
Constellation Energy Group, Inc.	31,000	1,230,390
Duke Energy Corp.	46,000	1,682,220

		9,900,610

Gas Utilities – 3.2%
Peoples Energy Corp.	229,500	8,431,830
Sempra Energy	420,000	8,555,400
Williams Companies, Inc.	400,000	15,652,000

		32,639,230

Total Common Stocks (cost $444,926,991)		541,808,962

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS – 25.7%

CONSUMER DISCRETIONARY – 4.2%

Household Durables – 0.4%
Newell Financial Trust I, 5.25%, 12/01/2027 144A p	100,000	$ 3,737,500

Leisure Equipment & Products – 0.8%
Tribune Co. (exchangeable for Mattel, Inc. Common Stock), 6.25%, 08/15/2001	460,000	8,174,200

Media – 1.8%
Emmis Communications Corp., 6.25%, 12/31/2049	215,000	11,643,594
Seagram, Ltd., 7.50%, 06/21/2002	110,000	6,586,250

		18,229,844

Multi-line Retail – 1.2%
Merrill Lynch & Co., Inc. (exchangeable for Dollar General Corp. Common Stock), 8.50%, 5/15/2001	355,000	12,425,000

ENERGY – 0.9%

Energy Equipment & Services – 0.6%
Weatherford International, Inc., 5.00%, 11/01/2027	110,000	5,678,750

Oil & Gas – 0.3%
Callon Petroleum Co., Ser. A, 8.50%, 12/31/2049 p	95,000	3,111,250

FINANCIALS – 1.0%

Insurance – 0.5%
Lincoln National Corp., 7.75%, 08/16/2001 PRIDES	220,000	5,225,000

Real Estate – 0.5%
General Growth Properties, Inc., 7.25%, 07/15/2008	200,000	5,000,000

HEALTH CARE – 0.7%

Pharmaceuticals – 0.7%
Pharmacia Corp., 6.50%, 11/30/2001 ACES	150,000	7,251,000

INDUSTRIALS – 2.8%

Air Freight & Couriers – 0.5%
CNF Trust I, Ser. A, 5.00%, 06/01/2012, TECONS (exchangeable for CNF Transportation, Inc. Common Stock)	100,000	4,900,000

Airlines – 0.8%
Continental Airlines Financial Trust, 6.00%, 11/15/2030 144A	160,000	8,280,000

Machinery – 0.4%
Ingersoll-Rand Co., 6.75%, 05/16/2011 PRIDES	200,000	4,580,000

Transportation Infrastructure – 1.1%
Union Pacific Capital Trust, 6.25%, 4/01/2028 p	216,800	10,894,200

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS – continued

INFORMATION TECHNOLOGY – 1.9%

Communications Equipment – 1.7%
Crown Castle, DECS Trust V 7.25%, 08/15/2002	320,000	$ 8,640,000
Metromedia Fiber, DECS Trust VI 6.25%, 11/15/2002	280,000	8,820,000

		17,460,000

Internet Software & Services – 0.2%
Akamai Technologies, Inc., 5.50%, 07/01/2007 144A	4,000,000	2,170,000

MATERIALS – 0.5%

Containers & Packaging – 0.3%
Sealed Air Corp., Ser. A, $2.00, 04/01/2018 p	100,000	3,325,000

Paper & Forest Products – 0.2%
International Paper Capital Trust, 5.25%, 07/20/2025 p	30,000	1,357,500

TELECOMMUNICATION SERVICES – 4.3%

Diversified Telecommunication Services – 3.3%
Global Crossing Ltd., 6.75%, 04/15/2012	65,000	12,634,375
Qwest Trends Trust, 5.75%, 11/17/2003 144A	300,000	21,037,500

		33,671,875

Wireless Telecommunications Services – 1.0%
MediaOne Group, Inc., 7.00% 11/15/2002 PIES	218,700	7,873,200
Mirant Trust I, 6.25%, 10/01/2030	41,700	2,406,090

		10,279,290

UTILITIES – 9.4%

Electric Utilities – 8.6%
AES Trust III, 6.75%, 10/15/2029	160,000	13,822,400
Calpine Capital Trust III, 5.00%, 08/01/2005 144A	130,000	7,572,500
CMS Energy Corp., 8.75%, 07/01/2002 p	438,000	14,589,780
Dominion Resources, Inc., 9.50%, 11/16/2004 PIES	175,000	10,720,500
Nisource, Inc., 7.75%, 02/19/2003 PIES p	177,800	8,721,090
TXU Corp., 9.25%, 08/16/2002 PRIDES	283,600	12,563,480
Utilicorp United, Inc., 9.75%, 11/16/2002	600,000	18,720,000

		86,709,750

Gas Utilities – 0.8%
Coastal Corp., 6.625%, 08/16/2002 PRIDES	200,000	8,410,000

Total Convertible Preferred Stocks (cost $248,359,378)		260,870,159

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Principal Amount	Value

CONVERTIBLE DEBENTURES – 13.2%

CONSUMER DISCRETIONARY – 4.0%

Leisure Equipment & Products – 0.9%
Charter Communications, Inc., 5.75%, 10/15/2005 144A	$ 7,000,000	$ 8,706,250

Media – 3.1%
Echostar Communications Corp., 4.875%, 01/01/2007	12,000,000	11,280,000
Getty Images, Inc., 5.00%, 03/15/2007 144A	10,000,000	7,245,000
Liberty Media Corp.:
3.50%, 01/15/2031 144A	7,000,000	7,341,250
4.00%, 11/15/2029 144A	7,000,000	6,107,500

		31,973,750

FINANCIALS – 0.5%

Real Estate – 0.5%
Eop Operating LP, 7.25%, 11/15/2008 144A	5,000,000	5,200,000

HEALTH CARE – 0.3%

Biotechnology – 0.3%
Affymetrix, Inc., 4.75%, 02/15/2007	4,000,000	3,025,000

INDUSTRIALS – 0.3%

Commercial Services & Supplies – 0.3%
Young and Rubicam, Inc., 3.00%, 01/15/2005	3,000,000	3,041,250

INFORMATION TECHNOLOGY – 7.4%

Communications Equipment – 1.2%
American Tower Corp., 6.25%, 10/15/2009	6,000,000	9,810,000
RF Micro Devices, 3.75%, 08/15/2005	3,000,000	2,291,250

		12,101,250

Electronic Equipment & Instruments – 0.3%
Burr Brown Corp. (exchangeable for Texas Instruments, Inc. Common Stock), 4.25%, 02/15/2007	2,500,000	3,350,000

Internet Software & Services – 2.4%
At Home Corp., 4.75%, 12/15/2006 144A	4,000,000	2,375,000
Cnet, Inc., 5.00%, 03/01/2006	5,950,000	4,276,563
DoubleClick, Inc., 4.75%, 03/15/2006	6,000,000	4,522,500
Exodus Communications, Inc., 4.75%, 07/15/2008 144A p	8,000,000	7,790,000
I2 Technologies, 5.25%, 12/15/2006	2,500,000	4,003,125
Internet Capital Group, Inc., 5.50%, 12/21/2004	4,000,000	1,320,000

		24,287,188

Semiconductor Equipment & Products – 2.0%
Lattice Semiconductor Corp., 4.75%, 11/01/2006	6,500,000	9,368,125
Triquint Semiconductor, Inc., 4.00%, 03/01/2007 144A	7,000,000	5,617,500
Vitesse Semiconductor Corp., 4.00%, 03/15/2005	5,000,000	4,781,250

		19,766,875

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Principal Amount	Value

CONVERTIBLE DEBENTURES – continued

INFORMATION TECHNOLOGY – continued

Software – 1.5%
Juniper Networks, Inc., 4.75%, 03/15/2007	$2,000,000	$ 1,910,000
Peregrine Systems, Inc., 5.50%, 11/15/2007 144A	7,000,000	10,036,250
Rational Software Corp., 5.00%, 02/01/2007 144A	2,000,000	3,280,000

		15,226,250

TELECOMMUNICATION SERVICES – 0.7%

Diversified Telecommunication Services – 0.7%
Level 3 Communications, Inc.:
6.00%, 09/15/2009	5,000,000	4,318,750
6.00%, 03/15/2010	5,000,000	3,031,250

		7,350,000

Total Convertible Debentures (cost $132,171,896)		134,027,813

CORPORATE BONDS – 0.1%

FINANCIALS – 0.1%

Banks – 0.1%
NationsBank Corp., 6.50%, 08/15/2003 (cost $1,012,370)	1,000,000	1,012,533

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 5.1%
FFCB, 5.75%, 12/07/2028	2,000,000	1,819,358
FHLB:
5.375%, 10/06/2003	2,000,000	1,993,966
6.53%, 12/28/2007	2,000,000	1,997,620
FHLMC:
6.54%, 12/10/2007-03/19/2008	4,000,000	4,016,222
7.59%, 09/19/2006	2,000,000	2,028,578
7.87%, 08/08/2011	2,000,000	2,020,304
FNMA:
6.00%, 01/14/2005	1,850,000	1,850,673
6.10%, 01/26/2005	2,215,000	2,213,410
6.16%, 01/23/2008	3,000,000	2,989,287
6.24%, 01/14/2008	2,000,000	1,995,970
6.32%, 03/03/2008	3,000,000	3,010,866
6.41%, 03/08/2006	1,000,000	1,032,875
6.42%, 02/12/2008	5,000,000	4,974,780
6.46%, 01/01/2008	2,000,000	2,014,086
6.52%, 03/05/2008	4,000,000	3,982,248
6.875%, 09/24/2012	2,355,000	2,440,317
7.125%, 01/15/2030	7,750,000	8,718,215
7.28%, 05/23/2007	3,000,000	3,085,410

Total U.S. Government & Agency Obligations (cost $52,416,860)		52,184,185

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 0.9%
U.S. Treasury Bonds:
7.125%, 02/15/2023	$1,500,000	$ 1,779,924
7.25%, 08/15/2022	6,000,000	7,197,852

Total U.S. Treasury Obligations (cost $8,073,899)		8,977,776

	Shares	Value

SHORT-TERM INVESTMENTS – 4.6%

MUTUAL FUND SHARES – 4.6%
Evergreen Select Money Market Fund ø	25,785,804	25,785,804
Navigator Prime Portfolio pp	21,003,037	21,003,037

Total Short-Term Investments (cost $46,788,841)		46,788,841

Total Investments – (cost $933,750,235) – 102.9%		1,045,670,269
Other Assets and Liabilities – (2.9%)		(29,867,892)

Net Assets – 100.0%		$1,015,802,377

See Combined Notes to Schedules of Investments.

EVERGREEN
Growth and Income Fund
Schedule of Investments
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – 95.4%

CONSUMER DISCRETIONARY – 14.2%

Auto Components – 0.1%

Johnson Controls, Inc.	10,000	$ 649,800

Hotels, Restaurants & Leisure – 0.1%
Carnival Corp., Class A	29,500	951,670

Household Durables – 1.6%
Black & Decker Corp.	19,400	868,150
Ethan Allen Interiors, Inc.	17,100	628,767
Leggett & Platt, Inc.	11,100	233,100
Mohawk Industries, Inc. *	129,100	4,066,650
Sony Corp., ADR p	115,700	8,509,735
Toll Brothers, Inc. *	177,000	6,159,600

		20,466,002

Media – 11.1%

AOL Time Warner, Inc. *	141,150	7,418,844
Charter Communications, Inc. p	967,900	21,898,737
Clear Channel Communications, Inc. *	200,889	13,099,972
Comcast Corp., Class A *	105,510	4,517,147
Cox Communications, Inc., Class A *	155,900	7,243,114
Echostar Communications Corp., Class A	24,100	744,087
Emmis Broadcasting Corp., Class A *p	259,200	9,606,600
Fox Entertainment Group, Inc. *	286,100	6,437,250
Gaylord Entertainment Co.	646,880	15,279,306
Getty Images, Inc.	75,600	2,206,575
Martha Stewart Living Omnimedia, Inc. p	593,400	15,873,450
Netratings, Inc. *	47,500	712,500
New York Times Co., Class A	193,200	8,421,588
Univision Communications, Inc., Class A *p	172,900	7,370,727
Viacom, Inc., Class A *	127,200	7,121,928
Walt Disney Co.	235,800	7,180,110
Washington Post Co., Class B	975	571,350
Young Broadcasting, Inc., Class A *	49,200	1,669,725

		137,373,010

Specialty Retail – 1.3%

Intimate Brands, Inc., Class A	260,900	4,957,100
RadioShack Corp.	118,100	6,500,224
Tiffany & Co.	115,600	4,332,688
Williams Sonoma, Inc. *	24,600	659,280

		16,449,292

CONSUMER STAPLES – 1.2%

Food & Drug Retailing – 0.1%
CVS Corp.	14,300	846,560

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

CONSUMER STAPLES – continued

Personal Products – 1.1%
Colgate-Palmolive Co.	56,300	$ 3,382,504
Estee Lauder Companies, Inc., Class A p	168,600	6,423,660
Kimberly-Clark Corp.	64,000	4,144,000

		13,950,164

ENERGY – 4.6%

Energy Equipment & Services – 0.5%
Nabors Industries, Inc. *	18,200	1,073,982
Petroleum Helicopters, Inc.	145,500	1,891,500
Santa Fe International Corp.	1,000	33,900
Schlumberger, Ltd.	28,314	2,174,515
Weatherford International, Inc. p	14,800	723,424

		5,897,321

Oil & Gas – 4.1%
BP Amoco Plc, ADR	236,176	12,163,064
Burlington Resources, Inc.	54,400	2,301,120
Conoco, Inc., Class B	83,505	2,354,841
Exxon Mobil Corp.	129,300	10,880,595
Houston Exploration Co. *	140,000	4,832,800
Kerr-McGee Corp.	135,155	8,739,122
Murphy Oil Corp.	85,500	4,953,870
Tosco Corp.	131,200	4,433,248

		50,658,660

FINANCIALS – 23.2%

Banks – 9.5%
AmSouth Bancorp	41,167	713,424
Astoria Financial Corp.	93,800	4,895,187
Bank of New York Co., Inc.	118,200	6,469,086
Bank United Corp. *	247,000	15,452,937
Banknorth Group, Inc.	152,000	3,011,500
BB&T Corp. p	12,000	439,560
BSB Bancorp, Inc.	202,800	3,346,200
Charter One Financial, Inc.	14,700	415,128
Comerica, Inc.	16,100	970,830
First Tennessee National Corp. p	45,200	1,457,700
Hibernia Corp., Class A	170,300	2,484,677
Huntington Bancshares, Inc.	19,700	304,119
Marshall & Ilsley Corp.	35,300	1,916,437
Mellon Financial Corp.	273,500	12,745,100
North Fork Bancorp, Inc.	239,600	5,865,408
Pacific Century Financial Corp.	44,900	884,979
SouthTrust Corp.	20,600	914,125

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Banks – continued
State Street Corp.	92,100	$ 10,400,853
Suntrust Banks, Inc.	61,320	4,102,308
Susquehanna Bancshares, Inc.	160,500	2,708,438
Webster Financial Corp.	513,100	14,527,144
Wells Fargo & Co.	361,426	18,617,053
Wilmington Trust Corp.	81,000	4,800,060

		117,442,253

Diversified Financials – 11.5%
Bear Stearns Companies, Inc.	41,800	2,579,060
Citigroup, Inc.	324,700	18,173,459
Countrywide Credit Industries, Inc.	346,000	16,680,660
Freddie Mac	303,200	18,495,200
Goldman Sachs Group, Inc.	15,200	1,729,000
Legg Mason, Inc.	150,032	8,292,269
Lehman Brothers Holdings, Inc.	240,600	19,796,568
Neuberger-Berman, Inc. p	125,850	10,036,537
Stilwell Financial, Inc.	761,300	33,086,098
T. Rowe Price Group, Inc.	336,600	13,127,400

		141,996,251

Insurance – 1.7%
AMBAC Financial Group, Inc.	75,150	4,186,607
American International Group, Inc.	62,100	5,279,742
Hartford Financial Services Group, Inc.	164,000	10,086,000
Lincoln National Corp.	18,100	811,785
Progressive Corp.	4,000	375,800

		20,739,934

Real Estate – 0.5%
Boston Properties, Inc. REIT	26,300	1,067,780
Duke Weeks Realty Corp.	57,214	1,429,206
Liberty Property Trust REIT	39,000	1,058,850
Post Property, Inc. REIT	80,100	3,063,024

		6,618,860

HEALTH CARE – 11.7%

Biotechnology – 1.5%
Applera Corp. – Applied Biosystems Group	188,150	15,804,600
Gilead Sciences, Inc. *	28,600	1,935,863
Immunex Corp. *	9,000	275,625
QLT Phototherapeutics, Inc. *p	38,000	1,021,250

		19,037,338

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – continued

Health Care Equipment & Supplies – 1.6%
Alza Corp. *	82,400	$ 3,411,360
Apogent Technology, Inc. *	292,200	6,165,420
Becton Dickinson & Co. *	301,700	10,372,446

		19,949,226

Health Care Providers & Services – 1.1%
Cardinal Health, Inc.	2,500	238,250
Caremark Rx, Inc. p	53,191	670,207
Health Management Associates, Inc., Class A *	288,025	4,645,843
IMS Health, Inc.	238,000	6,002,360
Sybron Dental Specialties *	97,400	1,865,210
Synavant, Inc. *p	14,125	88,281

		13,510,151

Pharmaceuticals – 7.5%
Abbott Laboratories	228,600	10,254,996
American Home Products Corp.	220,900	13,055,190
Bristol-Myers Squibb Co.	83,900	5,192,571
Elan Corp. Plc, ADR *p	114,571	5,751,464
Eli Lilly & Co.	49,500	3,900,600
Johnson & Johnson	95,200	8,865,976
Mylan Laboratories, Inc.	3,100	72,385
Pfizer, Inc.	543,700	24,548,055
Pharmacia Corp.	203,900	11,422,478
Schering-Plough Corp.	180,100	9,077,040

		92,140,755

INDUSTRIALS – 12.3%
Aerospace & Defense – 2.6%
Bombardier, Inc., Class B	464,000	7,594,584
General Dynamics Corp.	84,000	5,962,320
Lockheed Martin Corp.	558,300	19,361,844

		32,918,748

Air Freight & Couriers – 0.8%
CNF Transportation, Inc.	21,600	741,312
Expeditors International of Washington, Inc.	155,600	9,073,425

		9,814,737

Airlines – 0.1%
Continental Airlines, Inc., Class B *p	20,700	1,079,505

Building Products – 0.0%
Masco Corp.	24,700	592,800

Commercial Services & Supplies – 5.4%
BARRA, Inc. *	135,850	6,673,631
Cadence Design Systems, Inc. *	236,300	6,968,487

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Commercial Services & Supplies – continued
Computer Sciences Corp. *	84,200	$ 5,439,320
Convergys Corp. *	613,000	29,123,630
Dendrite International, Inc.	45,000	843,750
Electronic Data Systems Corp.	16,000	890,400
Equifax, Inc.	152,100	4,509,765
Herman Miller, Inc.	11,100	317,738
McGraw-Hill Co., Inc.	181,800	11,607,930

		66,374,651

Construction & Engineering – 0.4%
Jacobs Engineering Group, Inc. *	100,500	4,798,875
Spectrasite Holdings, Inc. p	10,800	178,200

		4,977,075

Industrial Conglomerates – 2.3%
Dover Corp.	124,900	5,170,860
General Electric Co.	440,300	20,253,800
Honeywell International, Inc.	59,100	2,792,475

		28,217,135

Machinery – 0.3%
APW, Ltd. *	103,100	4,188,953

Marine – 0.1%
Tidewater, Inc.	15,000	717,750

Road & Rail – 0.3%
Kansas City Southern Industries, Inc. p	290,600	3,670,278

INFORMATION TECHNOLOGY – 18.2%

Communications Equipment – 6.0%
American Tower Systems Corp., Class A *p	795,420	28,794,204
Cisco Systems, Inc. *	447,566	16,755,752
Corning, Inc.	106,270	6,026,572
Infospace, Inc. p	544,598	2,876,158
L-3 Communications Holding Corp.	73,900	5,927,519
Lucent Technologies, Inc.	153,400	2,853,240
Motorola, Inc.	370,775	8,457,378
Powerwave Technologies, Inc.	76,900	2,984,681

		74,675,504

Computers & Peripherals – 2.3%
Dell Computer Corp. *	20,900	546,012
EMC Corp. *	210,700	16,011,093
Palm, Inc. *	382,821	10,384,020
Sun Microsystems, Inc. *	46,000	1,405,875

		28,347,000

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

Electronic Equipment & Instruments – 0.1%
Methode Electronics, Inc., Class A	44,000	$ 998,250
Stratos Lightwave, Inc.	3,075	41,897

		1,040,147

Internet Software & Services – 0.6%
Commerce One, Inc.	84,800	2,591,700
Real Networks, Inc. *	456,700	4,652,631

		7,244,331

Semiconductor Equipment & Products – 3.6%
Applied Materials, Inc. *	41,000	2,062,813
Atmel Corp.	66,000	1,122,000
Conexant Systems, Inc. *p	32,100	579,806
Intel Corp.	325,300	12,036,100
Jabil Circuit, Inc. *	137,400	5,289,900
KLA-Tencor Corp. *	186,500	8,555,687
Lattice Semiconductor Corp. *p	64,100	1,662,594
Mentor Graphics Corp.	132,200	3,734,650
Novellus Systems, Inc. *	5,200	251,550
Texas Instruments, Inc.	173,769	7,611,082
Triquint Semiconductor, Inc. p	63,200	2,227,800
Vitesse Semiconductor Corp. *	3,000	213,188
Zilog, Inc.	18,648	9,324

		45,356,494

Software – 5.6%
Adobe Systems, Inc.	153,700	6,714,769
I2 Technologies, Inc. *	92,000	4,657,500
Intuit, Inc. *	14,000	553,000
Macromedia, Inc. *	132,900	4,352,475
Microsoft Corp. *	164,825	10,064,627
National Instruments Corp.	86,800	4,274,900
Network Associates, Inc. *p	409,000	3,093,062
Peregrine Systems, Inc. *	22,000	673,750
Rational Software Corp. *	136,500	7,089,469
Siebel Systems, Inc. *	35,500	2,354,094
Veritas Software Corp. *	269,725	25,590,159

		69,417,805

MATERIALS – 4.0%

Chemicals – 2.7%
Albemarle Corp.	70,000	1,753,500
Donaldson, Inc.	474,800	13,246,920
Engelhard Corp.	223,600	5,042,180
IMC Global, Inc.	319,300	5,051,326

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

MATERIALS – continued

Chemicals – continued
PPG Industries, Inc.	47,100	$ 2,175,078
Sherwin Williams Co.	46,000	1,235,100
Sigma-Aldrich Corp. p	118,800	4,707,450

		33,211,554

Construction Materials – 0.4%
Elcor Chemical Corp. p	209,000	3,398,340
Martin Marietta Materials, Inc.	27,300	1,156,701

		4,555,041

Containers & Packaging – 0.7%
AptarGroup, Inc.	255,200	7,635,584
Sealed Air Corp. *p	39,640	1,261,741

		8,897,325

Metals & Mining – 0.2%
Phelps Dodge Corp.	71,300	3,308,320

TELECOMMUNICATION SERVICES – 4.1%

Diversified Telecommunication Services – 2.8%
AT&T Corp., Liberty Media Group, Class A *	186,200	3,146,780
Broadwing, Inc.	190,000	5,335,200
Centurytel, Inc.	208,800	6,552,144
Global Crossing, Ltd. *p	118,600	2,611,572
Powertel, Inc.	87,500	7,136,719
Qwest Communications International, Inc. *	158,996	6,696,912
WorldCom, Inc. *	174,088	3,753,772

		35,233,099

Wireless Telecommunications Services – 1.3%
Crown Castle International Corp.	63,900	1,785,206
Nextel Communications, Inc. *	76,300	2,618,044
Voicestream Wireless Corp. *	22,671	2,809,787
Western Wireless Corp., Class A	180,900	8,332,706

		15,545,743

UTILITIES – 1.9%

Electric Utilities – 0.6%
Dynegy, Inc. Class A	50,000	2,435,000
Mirant Corp.	22,500	546,750
Niagara Mohawk Holdings, Inc. *	230,100	3,987,633
UtiliCorp United, Inc. p	33,600	960,960

		7,930,343

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

UTILITIES – continued

Gas Utilities – 1.3%
Piedmont Natural Gas Co., Inc.	76,500	$ 2,563,515
Southwestern Energy Co.	522,600	4,713,852
Williams Companies, Inc.	223,100	8,729,903

		16,007,270

Total Common Stocks (cost $850,365,322)		1,181,998,855

CONVERTIBLE PREFERRED STOCKS – 1.2%

CONSUMER DISCRETIONARY – 0.8%
Leisure Equipment & Products – 0.8%
Tribune Co. (exchangeable for Mattel, Inc. Common Stock), 6.25%, 08/15/2001	531,800	9,450,086

MATERIALS – 0.2%

Containers & Packaging – 0.2%
Sealed Air Corp., Ser. A, $2.00, 04/01/2018	78,375	2,605,969

TELECOMMUNICATION SERVICES – 0.2%

Diversified Telecommunication Services – 0.2%
Global Crossing, Ltd. (exchangeable for Global Crossing Ltd. Common Stock), 7.00%, 12/31/2049 144A	18,800	2,975,100

Total Convertible Preferred Stocks (cost $16,195,905)		15,031,155

PREFERRED STOCKS – 0.0%

HEALTH CARE – 0.0%

Health Care Equipment & Supplies – 0.0%
Fresenius National Medical Care, Inc., Ser. D (cost $22,740) *	130,000	3,965

	Principal Amount	Value

CONVERTIBLE DEBENTURES – 3.2%

CONSUMER DISCRETIONARY – 0.5%

Internet & Catalog Retail – 0.1%
Amazon.Com, Inc., 4.75%, 02/01/2009	$2,700,000	1,181,250

Media – 0.4%
Echostar Communications Corp., 4.875%, 01/01/2007	1,000,000	940,000
Getty Images, Inc., 5.00%, 03/15/2007 144A p	5,500,000	3,987,500

		4,927,500

HEALTH CARE – 0.4%

Biotechnology – 0.4%
Affymetrix, Inc., 4.75%, 02/15/2007	6,400,000	4,840,000

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Principal Amount	Value

CONVERTIBLE DEBENTURES – continued

INFORMATION TECHNOLOGY – 2.3%

Communications Equipment – 0.4%
American Tower Corp., 6.25%, 10/15/2009	$1,900,000	$ 3,106,500
RF Micro Devices, 3.75%, 08/15/2005	1,900,000	1,451,125

		4,557,625

Electronic Equipment & Instruments – 0.3%
Burr Brown Corp. (exchangeable for Texas Instruments, Inc. Common Stock), 4.25%, 02/15/2007	2,975,000	3,986,500

Internet Software & Services – 0.3%
Cnet, Inc., 5.00%, 03/01/2006	5,000,000	3,593,750

Semiconductor Equipment & Products – 0.8%
Triquint Semiconductor, Inc., 4.00%, 03/01/2007 144A	7,550,000	6,058,875
Vitesse Semiconductor Corp., 4.00%, 03/15/2005 144A	3,775,000	3,609,843

		9,668,718

Software – 0.5%
Juniper Networks, Inc., 4.75%, 03/15/2007	4,100,000	3,915,500
Network Associates, Inc., 0.00%, 02/13/2018 ¤p	7,000,000	2,467,500

		6,383,000

Total Convertible Debentures (cost $47,112,621)		39,138,343

	Shares	Value

SHORT-TERM INVESTMENTS – 10.0%

MUTUAL FUND SHARES – 10.0%
Evergreen Select Money Market Fund ø	1,120,061	1,120,061
Navigator Prime Portfolio pp	123,270,306	123,270,306

Total Short-Term Investments (cost $124,390,367)		124,390,367

Total Investments – (cost $1,038,086,955) – 109.8%		1,360,562,685
Other Assets and Liabilities – (9.8%)		(121,610,599)

Net Assets – 100.0%		$ 1,238,952,086

See Combined Notes to Schedules of Investments.

EVERGREEN
Small Cap Value Fund
Schedule of Investments
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – 96.4%

CONSUMER DISCRETIONARY – 19.4%

Auto Components – 0.2%
Arvinmeritor, Inc.	40,000	$ 596,000

Hotels, Restaurants & Leisure – 0.7%
Ruby Tuesday, Inc.	125,000	1,910,000

Household Durables – 3.1%
Briggs & Stratton Corp. p	3,000	126,960
Ethan Allen Interiors, Inc. p	58,400	2,147,368
Furniture Brands International, Inc. *p	80,400	2,058,240
Industrie Natuzzi SpA, ADR	157,500	2,066,400
MDC Holdings, Inc.	43,800	1,511,100

		7,910,068

Leisure Equipment & Products – 1.3%
Brunswick Corp. p	92,000	1,796,760
Monaco Coach Corp. *p	39,600	816,948
National RV Holdings, Inc. *	60,000	813,600

		3,427,308

Media – 4.2%
Beasley Broadcast Group, Inc. *	75,000	1,171,875
Citadel Communications Corp. *	97,000	2,449,250
Emmis Broadcasting Corp., Class A *p	60,000	2,223,750
Scholastic Corp. *p	13,000	590,688
Speedway Motorsports, Inc. *p	70,500	1,790,700
Valassis Communications, Inc. *p	72,500	2,439,625

		10,665,888

Specialty Retail – 6.3%
Abercrombie & Fitch Co., Class A *	67,100	2,000,251
Ann Taylor Stores Corp. *p	77,000	2,259,950
Haverty Furniture Companies, Inc.	90,000	1,192,500
Linens ’n Things, Inc. *p	51,200	1,830,912
Pier 1 Imports, Inc.	262,800	2,919,708
Ross Stores, Inc. p	76,600	1,752,225
Tweeter Home Entertainment Group, Inc. *p	107,000	2,119,937
Williams Sonoma, Inc. *	76,000	2,036,800

		16,112,283

Textiles & Apparel – 3.6%
Gildan Activewear, Inc. *p	19,500	819,000
Guess, Inc. *p	104,900	736,398
Nautica Enterprises, Inc. *p	45,000	753,750
Reebok International, Ltd. *p	92,500	2,519,700
Russell Corp.	55,600	1,059,736

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

CONSUMER DISCRETIONARY – continued

Textiles & Apparel – continued
Tommy Hilfiger Corp. *p	125,000	$ 1,775,000
Wolverine World Wide, Inc.	102,500	1,569,275

		9,232,859

CONSUMER STAPLES – 4.7%
Beverages – 0.9%
Constellation Brands, Inc., Class A *p	31,700	2,136,897

Food Products – 3.8%
Corn Products International, Inc. p	69,100	1,762,050
Earthgrains Co.	75,000	1,426,500
International Multifoods Corp.	73,300	1,592,076
Michael Foods, Inc.	70,300	2,069,456
Sensient Technology Corp.	88,500	1,976,205
Smithfield Foods, Inc. *	32,000	960,000

		9,786,287

ENERGY – 3.6%

Energy Equipment & Services – 0.8%
Hanover Compressor Co. *p	15,000	575,550
Pride International, Inc. *p	49,700	1,222,620
UTI Energy Corp. *	8,800	290,312

		2,088,482

Oil & Gas – 2.8%
Berry Petroleum Co., Class A	95,400	1,202,040
Cross Timbers Oil Co.	27,850	576,495
Newfield Exploration Co. *	22,800	763,572
Pennzoil-Quaker State Co. p	164,209	1,978,718
Stone Energy Corp. *p	11,000	597,410
Valero Energy Corp. p	58,500	2,021,175

		7,139,410

FINANCIALS – 21.6%

Banks – 15.7%
Astoria Financial Corp.	52,200	2,724,187
Bancorp Connecticut, Inc.	21,000	346,500
Banknorth Group, Inc.	152,400	3,019,425
Britton & Koontz Capital Corp.	85,600	1,070,000
Centura Banks, Inc.	31,280	1,651,897
City National Corp.	36,350	1,331,137
Civic Bancorp *	110,250	1,715,766
Columbia Banking Systems, Inc. *	69,960	1,066,890
Commercial Bankshares, Inc.	35,885	681,815
Cullen/Frost Bankers, Inc.	78,500	3,037,950

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Banks – continued
First Oak Brook Bancshares, Inc., Class A	122,186	$ 2,504,813
First State Bancorp	173,328	2,686,584
Firstfed Financial Corp. *p	30,000	934,500
Granite State Bankshares, Inc.	188,400	4,050,600
Harbor Florida Bancshares, Inc.	5,000	72,813
Independence Community Bank Corp.	95,000	1,549,687
MetroWest Bank	124,200	846,113
Mid-State Bancshares	111,600	3,696,750
New York Community Bancorp, Inc.	36,000	1,370,250
Prosperity Bancshares, Inc.	87,000	1,791,656
Richmond County Financial Corp.	30,000	763,125
Washington Trust Bancorp, Inc.	47,587	743,547
West Coast Bancorp, Inc.	91,300	941,531
Wilmington Trust Corp.	28,700	1,700,762

		40,298,298

Diversified Financials – 2.5%
Raymond James Financial, Inc. p	18,000	692,640
United Rentals, Inc. *p	183,000	3,164,070
Waddell & Reed Financial, Inc., Class A p	73,150	2,601,214

		6,457,924

Insurance – 0.4%
Landamerica Financial Group, Inc. p	23,200	1,084,600

Real Estate – 3.0%
AMB Property Corp. REIT p	95,900	2,363,935
Brandywine Realty Trust REIT	66,000	1,359,600
Liberty Property Trust REIT p	54,500	1,479,675
Prentiss Properties Trust REIT p	44,200	1,097,044
SL Green Realty Corp. REIT	45,900	1,282,446

		7,582,700

HEALTH CARE – 10.4%

Health Care Equipment & Supplies – 3.3%
Apogent Technology, Inc. *	136,500	2,880,150
CONMED Corp. *	41,400	807,300
DENTSPLY International, Inc.	40,000	1,382,500
Exactech, Inc. *p	75,200	1,353,600
KV Pharmaceutical Co. *	34,200	1,008,900
KV Pharmaceutical Co., Class A *	33,850	998,913

		8,431,363

Health Care Providers & Services – 5.4%
AmeriSource Health Corp., Class A *p	28,234	1,350,432
Apria Healthcare Group, Inc. *p	93,200	2,511,740

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – continued

Health Care Providers & Services – continued
Bergen Brunswig Corp.	111,500	$ 2,029,300
Health Net, Inc. *p	52,000	1,136,720
Henry Schein, Inc. *	74,600	2,168,063
Owens & Minor, Inc. p	118,600	1,701,910
Sybron Dental Specialties *	124,033	2,375,232
Triad Hospitals, Inc. *p	15,000	425,625

		13,699,022

Pharmaceuticals – 1.7%
Alpharma, Inc., Class A p	17,300	640,100
Galen Holdings Plc p	18,375	891,475
Watson Pharmaceuticals, Inc. *p	55,000	2,863,300

		4,394,875

INDUSTRIALS – 13.9%

Air Freight & Couriers – 0.9%
CNF Transportation, Inc. p	67,500	2,316,600

Building Products – 1.1%
American Woodmark Corp.	103,400	2,080,925
LSI Industries, Inc.	42,900	772,200

		2,853,125

Commercial Services & Supplies – 1.9%
Affiliated Computer Services, Inc., Class A *p	20,400	1,305,600
Bowne & Co., Inc.	91,100	938,330
Keane, Inc. *p	33,600	566,160
NCI Building Systems, Inc. *	30,400	623,200
Spherion Corp. *	55,000	636,350
Steiner Leisure, Ltd. *	45,800	772,875

		4,842,515

Electrical Equipment – 1.6%
Artesyn Technologies, Inc. *p	109,000	2,725,000
Baldor Electric Co.	61,400	1,339,748

		4,064,748

Industrial Conglomerates – 0.8%
Pentair, Inc.	78,000	2,163,720

Machinery – 4.8%
AGCO Corp.	94,300	1,130,657
APW, Ltd. *	49,800	2,023,374
Astec Industries, Inc. *	135,000	1,923,750
Badger Meter, Inc. p	30,000	802,500
Idex Corp.	42,200	1,280,348
Manitowoc Co., Inc. p	41,800	1,251,910

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Machinery – continued
Oshkosh Truck Corp.	25,000	$ 1,148,437
Roper Industries, Inc. p	74,300	2,845,690

		12,406,666

Marine – 0.5%
UTI Worldwide, Inc. *p	67,000	1,147,375

Road & Rail – 2.3%
JB Hunt Transportation Services, Inc. p	59,000	1,124,688
Kansas City Southern Industries, Inc. p	54,200	684,546
U.S. Freightways Corp.	70,500	2,608,500
Yellow Corp. *	61,000	1,441,125

		5,858,859

INFORMATION TECHNOLOGY – 13.5%

Communications Equipment – 2.0%
Communications Systems, Inc.	59,100	547,598
Ditech Communications Corp. *p	184,000	2,231,000
Virata Corp. *p	144,000	2,367,000

		5,145,598

Computers & Peripherals – 0.8%
Radisys Corp. p	74,000	2,035,000

Electronic Equipment & Instruments – 1.5%
Actuant Corp. p	10,320	185,760
Manufacturers Services, Ltd. *p	159,700	1,277,600
Varian, Inc. *	23,000	1,036,438
Viasystems Group, Inc. *	122,000	1,222,440

		3,722,238

Internet Software & Services – 0.5%
Avocent Corp. *	41,263	1,279,153

Semiconductor Equipment & Products – 3.7%
Advanced Energy Industries, Inc. *p	12,000	368,250
Alliance Semiconductor Corp. *p	73,000	1,163,437
Axcelis Technologies, Inc. *	168,000	1,879,500
Fairchild Semiconductor International *	69,300	1,275,120
Integrated Circuit System, Inc. *p	140,400	3,273,075
Veeco Instruments, Inc. *p	28,900	1,639,172

		9,598,554

Software – 5.0%
Answerthink Consulting Group *p	251,500	1,941,266
FileNet Corp. *	84,100	2,281,212
Hyperion Solutions Corp. *	94,100	2,023,150

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

Software – continued
Network Associates, Inc. *p	301,200	$ 2,277,825
Progress Software Corp. *	146,200	2,202,138
Remedy Corp. *	83,800	2,199,750

		12,925,341

MATERIALS – 5.2%

Chemicals – 4.2%
Cambrex Corp.	43,400	1,942,150
Crompton Corp.	226,500	2,550,390
Cytec Industries, Inc. *	40,000	1,273,200
Donaldson, Inc. p	65,200	1,819,080
Olin Corp.	100,500	1,799,955
Solutia, Inc.	109,400	1,374,064

		10,758,839

Construction Materials – 0.6%
Trex Co., Inc. *p	47,000	1,410,470

Containers & Packaging – 0.4%
AptarGroup, Inc. p	37,100	1,110,032

TELECOMMUNICATION SERVICES – 0.4%

Diversified Telecommunication Services – 0.4%
Hickory Technology Corp.	63,395	1,125,261

UTILITIES – 3.7%

Electric Utilities – 2.4%
Cleco Corp. p	32,500	1,520,675
El Paso Electric Co. *	134,000	1,582,540
UtiliCorp United, Inc. p	57,000	1,630,200
Wisconsin Energy Corp. p	76,500	1,537,650

		6,271,065

Gas Utilities – 1.3%
Chesapeake Utilities Corp.	37,300	676,995
MDU Resources Group, Inc.	91,100	2,641,900

		3,318,895

Total Common Stocks (cost $221,206,347)		247,308,318

	Principal Amount	Value

CONVERTIBLE DEBENTURES – 0.4%

HEALTH CARE – 0.4%

Pharmaceuticals – 0.4%
Alpharma, Inc., 5.75%, 04/01/2005 (cost $670,000)	$670,000	889,425

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS – 31.2%

MUTUAL FUND SHARES – 31.2%
Evergreen Select Money Market Fund ø	7,005,221	$ 7,005,221
Navigator Prime Portfolio pp	73,120,500	73,120,500

Total Short-Term Investments (cost $80,125,721)		80,125,721

Total Investments – (cost $302,002,068) – 128.0%		328,323,464
Other Assets and Liabilities – (28.0%)		(71,824,836)

Net Assets – 100.0%		$256,498,628

See Combined Notes to Schedules of Investments.

EVERGREEN
Value Fund
Schedule of Investments
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – 96.7%

CONSUMER DISCRETIONARY – 8.6%

Distributors – 0.5%
W.W. Grainger, Inc.	89,650	$ 3,530,417

Household Durables – 0.7%
Ethan Allen Interiors, Inc.	114,850	4,223,035

Media – 2.6%
Comcast Corp., Class A *	108,300	4,636,594
Viacom, Inc., Class B *	107,742	5,947,358
Walt Disney Co.	192,800	5,870,760

		16,454,712

Multi-line Retail – 2.8%
BJ’s Wholesale Club, Inc. *	417,600	17,852,400

Specialty Retail – 2.0%
Lowe’s Co., Inc.	158,650	8,479,842
Michaels Stores, Inc. *p	103,550	4,154,944

		12,634,786

CONSUMER STAPLES – 6.7%

Beverages – 0.9%
Pepsico, Inc.	133,100	5,865,717

Food & Drug Retailing – 1.4%
Kroger Co. *	364,900	8,958,295

Food Products – 1.1%
Hershey Foods Corp.	114,000	6,783,000

Personal Products – 0.9%
Avon Products, Inc.	136,300	5,765,490

Tobacco – 2.4%
Philip Morris Companies, Inc.	344,300	15,149,200

ENERGY – 8.8%

Energy Equipment & Services – 2.0%
Cooper Cameron Corp. *	83,000	5,331,090
Diamond Offshore Drilling, Inc. p	174,400	7,061,456

		12,392,546

Oil & Gas – 6.8%
BP Amoco Plc, ADR	91,808	4,728,112
Exxon Mobil Corp.	237,072	19,949,609
Kerr-McGee Corp.	100,450	6,495,097
Texaco, Inc.	95,350	5,854,490
Unocal Corp.	186,700	6,444,884

		43,472,192

EVERGREEN
Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

FINANCIALS – 29.5%

Banks – 8.2%
Bank of America Corp.	122,900	$ 6,614,478
Fifth Third Bancorp	65,000	3,851,250
FleetBoston Financial Corp.	207,434	8,990,190
Heller Financial, Inc., Class A	193,000	6,602,530
PNC Financial Services Group	190,650	14,111,913
U.S. Bancorp	104,550	3,089,453
Wachovia Corp.	55,750	3,788,212
Wells Fargo & Co.	94,350	4,859,968

		51,907,994

Diversified Financials – 11.9%
Citigroup, Inc.	294,812	16,500,628
Fannie Mae	119,550	8,868,219
Freddie Mac	285,600	17,421,600
Household International, Inc.	61,850	3,555,138
J.P. Morgan Chase & Co.	182,545	10,038,149
John Hancock Financial Services, Inc.	168,100	5,858,285
Merrill Lynch & Co., Inc.	84,700	6,140,750
Moodys Corp. p	124,000	3,472,000
Morgan Stanley Dean Witter & Co.	39,600	3,356,100

		75,210,869

Insurance – 9.4%
Ace, Ltd.	119,550	4,423,350
Allstate Corp.	242,000	9,408,960
AMBAC Financial Group, Inc.	216,400	12,055,644
American International Group, Inc.	60,823	5,171,171
CIGNA Corp.	82,550	9,175,433
Hartford Financial Services Group, Inc.	83,900	5,159,850
Loews Corp.	114,800	11,158,560
Saint Paul Companies, Inc.	66,400	3,188,528

		59,741,496

HEALTH CARE – 7.5%

Health Care Equipment & Supplies – 2.0%
Becton Dickinson & Co. *	374,050	12,859,839

Health Care Providers & Services – 0.3%
Health Management Associates, Inc., Class A *	119,600	1,929,148

Pharmaceuticals – 5.2%
American Home Products Corp.	166,550	9,843,105
Merck & Co., Inc.	122,100	10,034,178
Mylan Laboratories, Inc.	249,550	5,826,992
Pharmacia Corp.	80,526	4,511,067
Schering-Plough Corp.	55,800	2,812,320

		33,027,662

EVERGREEN
Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – 8.4%

Aerospace & Defense – 0.5%
United Technologies Corp.	45,900	$ 3,441,582

Air Freight & Couriers – 1.1%
United Parcel Service, Inc., Class B	113,100	7,000,890

Electrical Equipment – 1.6%
Emerson Electric Co.	88,450	6,722,200
Molex, Inc. p	75,150	3,264,328

		9,986,528

Industrial Conglomerates – 4.6%
General Electric Co.	121,600	5,593,600
Tyco International, Ltd.	385,450	23,743,720

		29,337,320

Road & Rail – 0.6%
Union Pacific Corp.	66,650	3,531,117

INFORMATION TECHNOLOGY – 11.8%

Computers & Peripherals – 3.4%
Compaq Computer Corp.	311,150	7,377,367
International Business Machines Corp.	60,350	6,759,200
Lexmark International Group, Inc., Class A *	135,200	7,774,000

		21,910,567

Semiconductor Equipment & Products – 5.0%
Altera Corp. *	197,800	5,983,450
Intel Corp.	59,500	2,201,500
Microchip Technology, Inc. *	240,300	7,224,019
Synopsys, Inc. *	140,000	7,280,000
Teradyne, Inc. *	82,000	3,593,240
Texas Instruments, Inc.	126,600	5,545,080

		31,827,289

Software – 3.4%
Cognizant Technology Solutions *	162,700	8,012,975
Parametric Technology Corp. *	429,100	6,382,862
Symantec Corp. *	137,250	7,051,219

		21,447,056

MATERIALS – 2.9%

Chemicals – 0.8%
Dow Chemical Co.	86,500	2,966,950
DuPont (E.I.) De Nemours & Co.	47,677	2,083,962

		5,050,912

Containers & Packaging – 1.5%
Pactiv Corp. *	816,750	9,653,985

EVERGREEN
Value Fund
Schedule of Investments (continued)
January 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

MATERIALS – continued

Paper & Forest Products – 0.6%
Georgia-Pacific Corp.	112,000	$ 3,461,920

TELECOMMUNICATION SERVICES – 6.8%

Diversified Telecommunication Services – 6.8%
AT&T Corp.	380,849	9,136,567
AT&T Wireless Group *p	75,200	1,952,944
Qwest Communications International, Inc. *	168,868	7,112,720
SBC Communications, Inc.	171,205	8,277,762
Verizon Communications	300,000	16,485,000

		42,964,993

UTILITIES – 5.7%

Electric Utilities – 3.0%
Consolidated Edison, Inc. p	401,700	14,035,398
FPL Group, Inc.	43,300	2,511,400
Southern Co.	92,600	2,702,068

		19,248,866

Gas Utilities – 2.7%
NICOR, Inc.	194,700	6,943,002
Sempra Energy	376,800	7,675,416
Williams Companies, Inc.	53,600	2,097,368

		16,715,786

Total Common Stocks (cost $511,099,613)		613,337,609

SHORT-TERM INVESTMENTS – 6.9%

MUTUAL FUND SHARES – 6.9%

Evergreen Select Money Market Fund ø	21,324,158	21,324,158
Navigator Prime Portfolio pp	22,285,724	22,285,724

Total Short-Term Investments (cost $43,609,882)		43,609,882

Total Investments – (cost $554,709,495) – 103.6%		656,947,491
Other Assets and Liabilities – (3.6%)		(22,653,290)

Net Assets – 100.0%		$ 634,294,201

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
January 31, 2001 (Unaudited)

Symbol	Description

144A
Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

¤
Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.
°
Investment in non-controlled affiliate. The Fund owns shares of First Union Corp. with a cost basis of $106,108 at January 31, 2001. The Fund earned $7,680 of income from First Union Corp. during the six months ended January 31, 2001.

p	All or a portion of this security is on loan.
pp	Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
ADR	American Depository Receipts
ACES	Automatically Convertible Equity Securities
DECS	Dividend Enhanced Convertible Stock
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
PIES	Premium Income Equity Securities
PRIDES	Preferred Redeemable Increased Dividend Equity Securities
REIT	Real Estate Investment Trust
TECONS	Term Convertible Shares

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Assets and Liabilities
January 31, 2001 (Unaudited)

	Blue Chip Fund	Equity Income Fund	Growth and Income Fund	Small Cap Value Fund	Value Fund

Assets

Identified cost of securities	$825,449,282	$ 933,750,235	$1,038,086,955	$302,002,068	$554,709,495

Net unrealized gains on securities	72,508,908	111,920,034	322,475,730	26,321,396	102,237,996

Market value of securities	897,958,190	1,045,670,269	1,360,562,685	328,323,464	656,947,491

Cash	0	0	11,871	0	0

Receivable for securities sold	13,964,865	3,060,989	7,168,815	2,588,170	0

Receivable for Fund shares sold	1,420,435	292,090	326,207	538,179	162,038

Dividends and interest receivable	669,413	4,927,653	1,621,169	174,296	504,039

Receivable from investment advisor	0	0	0	512	0

Prepaid expenses and other assets	186,336	47,296	76,584	50,515	18,576

Total assets	914,199,239	1,053,998,297	1,369,767,331	331,675,136	657,632,144

Liabilities

Payable for securities purchased	9,781,551	15,345,240	4,770,532	1,652,544	0

Payable for Fund shares redeemed	1,187,816	1,634,857	2,493,759	289,548	908,630

Payable for securities on loan	11,524,372	21,003,037	123,270,306	73,120,500	22,285,724

Advisory fee payable	10,893	19,798	26,088	0	7,309

Distribution Plan expenses payable	15,648	5,541	19,501	3,011	8,269

Due to other related parties	2,455	2,781	3,433	700	1,740

Accrued expenses and other liabilities	109,162	184,666	231,626	110,205	126,271

Total liabilities	22,631,897	38,195,920	130,815,245	75,176,508	23,337,943

Net assets	$891,567,342	$1,015,802,377	$1,238,952,086	$256,498,628	$634,294,201

Net assets represented by

Paid-in capital	$857,718,836	$ 869,122,443	$ 853,071,580	$248,562,511	$501,808,669

Undistributed (overdistributed) net investment income (loss)	(1,664,556)	4,278,203	(4,354,252)	(142,814)	(278,227)

Accumulated net realized gains or losses on securities and foreign currency related transactions	(36,995,846)	30,481,868	67,759,028	(18,242,465)	30,525,763

Net unrealized gains on securities and foreign currency related transactions	72,508,908	111,919,863	322,475,730	26,321,396	102,237,996

Total net assets	$891,567,342	$1,015,802,377	$1,238,952,086	$256,498,628	$634,294,201

Net assets consists of

Class A	$408,743,287	$ 68,420,617	$ 181,954,407	$ 61,345,920	$380,378,637

Class B	442,670,981	173,698,465	635,607,004	79,330,928	201,573,123

Class C	23,511,337	11,635,308	22,543,472	15,252,308	4,736,095

Class Y	16,641,737	762,047,987	398,847,203	98,960,502	47,606,346

Class IS	0	0	0	1,608,970	0

Total net assets	$891,567,342	$1,015,802,377	$1,238,952,086	$256,498,628	$634,294,201

Shares outstanding

Class A	13,828,492	2,974,694	6,702,571	3,311,060	18,869,402

Class B	15,341,764	7,617,724	24,113,399	4,347,425	10,039,181

Class C	812,662	510,418	855,148	837,081	236,035

Class Y	565,805	33,115,291	14,576,224	5,322,709	2,360,627

Class IS	0	0	0	86,674	0

Net asset value per share

Class A	$ 29.56	$ 23.00	$ 27.15	$ 18.53	$ 20.16

Class A—Offering price (based on sales charge of 4.75%)	$ 31.03	$ 24.15	$ 28.50	$ 19.45	$ 21.17

Class B	$ 28.85	$ 22.80	$ 26.36	$ 18.25	$ 20.08

Class C	$ 28.93	$ 22.80	$ 26.36	$ 18.22	$ 20.07

Class Y	$ 29.41	$ 23.01	$ 27.36	$ 18.59	$ 20.17

Class IS	—	—	—	$ 18.56	—

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Operations
Six Months Ended January 31, 2001 (Unaudited)

	Blue Chip Fund	Equity Income Fund	Growth and Income Fund	Small Cap Value Fund	Value Fund

Investment income

Dividends (net of foreign withholding taxes of $29,697, $82,881, $21,747, $161 and $10,787, respectively)	$ 3,864,784	$ 20,187,986	$ 6,045,519	$ 1,509,867	$ 5,087,201

Interest	1,945,832	5,900,703	1,904,217	352,175	1,190,941

Total investment income	5,810,616	26,088,689	7,949,736	1,862,042	6,278,142

Expenses

Advisory fee	2,104,715	4,249,869	5,541,650	1,039,619	1,348,536

Distribution Plan expenses	3,043,489	1,008,194	3,764,162	489,820	1,518,010

Administrative services fees	480,142	500,958	677,440	115,516	321,080

Transfer agent fee	1,475,862	869,022	1,770,103	332,023	776,410

Trustees’ fees and expenses	11,198	12,310	16,320	2,761	7,902

Printing and postage expenses	73,330	72,315	123,698	14,862	58,102

Custodian fee	130,484	128,122	167,461	38,243	83,581

Registration and filing fees	132,220	36,871	53,129	23,356	27,381

Professional fees	10,241	9,745	19,415	7,876	9,869

Other	25,601	9,219	127,245	124	46,797

Total expenses	7,487,282	6,896,625	12,260,623	2,064,200	4,197,668

Less: Expense reductions	(34,307)	(28,836)	(32,650)	(15,564)	(16,311)

Fee waivers	0	(113,151)	0	(57,110)	0

Net expenses	7,452,975	6,754,638	12,227,973	1,991,526	4,181,357

Net investment income (loss)	(1,642,359)	19,334,051	(4,278,237)	(129,484)	2,096,785

Net realized and unrealized gains or losses on securities and foreign currency related transactions

Net realized gains or losses on:

Securities	(29,087,164)	42,230,779	74,338,989	21,830,565	45,404,955

Foreign currency related transactions	0	26,963	0	0	0

Net realized gains or losses on securities and foreign currency related transactions	(29,087,164)	42,257,742	74,338,989	21,830,565	45,404,955

Net change in unrealized gains or losses on securities and foreign currency related transactions	(55,259,797)	55,501,270	(62,411,192)	21,870,939	9,981,831

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(84,346,961)	97,759,012	11,927,797	43,701,504	55,386,786

Net increase (decrease) in net assets resulting from operations	$(85,989,320)	$117,093,063	$ 7,649,560	$43,572,020	$57,483,571

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Changes in Net Assets
Six Months Ended January 31, 2001 (Unaudited)

	Blue Chip Fund	Equity Income Fund	Growth and Income Fund	Small Cap Value Fund	Value Fund

Operations

Net investment income (loss)	$ (1,642,359)	$ 19,334,051	$ (4,278,237)	$ (129,484)	$ 2,096,785

Net realized gains or losses on securities and foreign currency related transactions	(29,087,164)	42,257,742	74,338,989	21,830,565	45,404,955

Net change in unrealized gains or losses on securities and foreign currency related transactions	(55,259,797)	55,501,270	(62,411,192)	21,870,939	9,981,831

Net increase (decrease) in net assets resulting from operations	(85,989,320)	117,093,063	7,649,560	43,572,020	57,483,571

Distributions to shareholders from

Net investment income

Class A	0	(1,183,759)	0	0	(1,791,112)

Class B	0	(2,645,807)	0	0	(324,959)

Class C	0	(142,535)	0	0	(6,044)

Class Y	0	(14,982,181)	0	0	(311,246)

Class IS	0	0	0	0	0

Net realized gains

Class A	(30,030,298)	(25,616)	(22,589,503)	0	(38,439,383)

Class B	(32,937,537)	(71,517)	(79,624,536)	0	(20,674,385)

Class C	(1,602,153)	(4,019)	(2,871,558)	0	(401,539)

Class Y	(1,115,150)	(306,197)	(50,903,031)	0	(5,200,013)

Class IS	0	0	0	0	0

Total distributions to shareholders	(65,685,138)	(19,361,631)	(155,988,628)	0	(67,148,681)

Capital share transactions

Proceeds from shares sold	85,096,026	13,588,612	39,280,688	25,938,894	15,014,616

Payment for shares redeemed	(85,999,289)	(95,655,122)	(224,975,885)	(37,541,631)	(81,921,015)

Net asset value of shares issued in reinvestment of distributions	61,739,057	17,003,594	149,680,759	0	64,468,304

Net increase (decrease) in net assets resulting from capital share transactions	60,835,794	(65,062,916)	(36,014,438)	(11,602,737)	(2,438,095)

Total increase (decrease) in net assets	(90,838,664)	32,668,516	(184,353,506)	31,969,283	(12,103,205)

Net assets

Beginning of period	982,406,006	983,133,861	1,423,305,592	224,529,345	646,397,406

End of period	$891,567,342	$1,015,802,377	$1,238,952,086	$256,498,628	$634,294,201

Undistributed (overdistributed) net investment income (loss)	$ (1,664,556)	$ 4,278,203	$ (4,354,252)	$ (142,814)	$ (278,227)

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Changes in Net Assets
Year Ended July 31, 2000

	Blue Chip Fund	Equity Income Fund	Growth and Income Fund	Small Cap Value Fund	Value Fund

Operations

Net investment income (loss)	$ (3,260,260)	$ 40,516,190	$ (9,284,971)	$ 160,492	$ 5,245,480

Net realized gains on securities and foreign currency related transactions	78,896,040	17,710,570	213,086,992	919,228	67,518,025

Net change in unrealized gains or losses on securities and foreign currency related transactions	8,810,873	(52,654,764)	(110,234,837)	(8,734,036)	(113,133,774)

Net increase (decrease) in net assets resulting from operations	84,446,653	5,571,996	93,567,184	(7,654,316)	(40,370,269)

Distributions to shareholders from

Net investment income

Class A	0	(1,517,733)	0	(139,162)	(3,741,091)

Class B	0	(6,095,230)	0	(69,660)	(485,194)

Class C	0	(90,224)	0	(14,240)	(7,481)

Class Y	0	(38,517,092)	0	(163,338)	(1,024,452)

Class IS	0	0	0	0	0

Net realized gains

Class A	(28,109,712)	(1,256,663)	(4,598,084)	0	(55,282,862)

Class B	(23,321,638)	(6,008,968)	(16,932,536)	0	(39,983,154)

Class C	(288,873)	(93,940)	(628,619)	0	(563,611)

Class Y	(176,566)	(30,650,070)	(11,517,842)	0	(14,849,499)

Class IS	0	0	0	0	0

Total distributions to shareholders	(51,896,789)	(84,229,920)	(33,677,081)	(386,400)	(115,937,344)

Capital share transactions

Proceeds from shares sold	436,629,204	26,409,845	264,009,670	42,945,025	34,948,945

Payment for shares redeemed	(175,543,904)	(196,098,304)	(744,771,114)	(129,076,521)	(275,384,886)

Net asset value of shares issued in reinvestment of distributions	47,330,751	75,437,694	31,956,469	262,310	111,097,660

Net asset value of shares issued in acquisition	0	85,383,028	0	68,433,213	0

Net increase (decrease) in net assets resulting from capital share transactions	308,416,051	(8,867,737)	(448,804,975)	(17,435,973)	(129,338,281)

Total increase (decrease) in net assets	340,965,915	(87,525,661)	(388,914,872)	(25,476,689)	(285,645,894)

Net assets

Beginning of period	641,440,091	1,070,659,522	1,812,220,464	250,006,034	932,043,300

End of period	$982,406,006	$ 983,133,861	$1,423,305,592	$224,529,345	$646,397,406

Undistributed (overdistributed) net investment income (loss)	$ (22,197)	$ 3,928,327	$ (76,015)	$ (13,330)	$ 58,349

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund (“Blue Chip Fund”), Evergreen Equity Income Fund (“Equity Income Fund”), Evergreen Growth and Income Fund (“Growth and Income Fund”), Evergreen Small Cap Value Fund (“Small Cap Value Fund”) and Evergreen Value Fund (“Value Fund”), (collectively, the “Funds”). Each Fund is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Class Y shares. Additionally, Small Cap Value Fund offers Institutional Service shares (“Class IS”). Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class IS shares are sold without a front-end sales charge or a contingent deferred sales charge, but pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency Translation
All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

D. Foreign Currency Contracts
A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked- to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. Securities Lending
The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

F. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

H. Distributions
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

I. Class Allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On November 1, 2000, the Funds’ Board of Trustees approved the transfer of the investment advisory contracts with Evergreen Asset Management Corp. to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation (“First Union”) and neither the fees nor services were changed.

Combined Notes to Financial Statements (Unaudited) (continued)

EIMC, an indirect, wholly-owned subsidiary of First Union, is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, that decline as net assets increase, to the Fund’s average daily net assets as identified below:

	Management Fee Rate Starts at:	and Declines as Net Assets Increase to:

Blue Chip Fund	0.61%	0.26%
Equity Income Fund	0.725%	0.675%
Growth and Income Fund	0.775%	0.675%
Small Cap Value Fund	0.90%	0.70%

Prior to January 1, 2001 Equity Income Fund and Growth and Income Fund each paid the investment advisor a management fee which started at 0.90% and declined to 0.70% as net assets increased.

EIMC is entitled to receive from the Value Fund an annual fee equal to 0.42% of the average daily net assets of the Fund.

During the six months ended January 31, 2001, the amount of investment advisory fees waived by the investment advisors and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Daily Net Assets

Equity Income Fund	$113,151	0.02%
Small Cap Value Fund	57,110	0.05%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended January 31, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS Distribution Plans were as follows:

	Class A	Class B	Class C	Class IS

Blue Chip Fund	$558,278	$2,367,269	$117,942	—
Equity Income Fund	79,544	880,279	48,371	—
Growth and Income Fund	247,501	3,393,936	122,725	—
Small Cap Value Fund	65,022	357,243	65,742	$1,813
Value Fund	476,163	1,022,333	19,514	—

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

On July 21, 2000, Evergreen Income and Growth Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Equity Income Fund in exchange for Class A, Class B, Class C and Class Y shares of Income and Growth Fund, which was immediately renamed Evergreen Equity Income Fund.

On July 21, 2000, Small Cap Value Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Select Small Company Value Fund in exchange for Class Y and Class IS shares of Small Cap Value Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Appreciation/(Depreciation)	Net Assets after Acquisition

Evergreen Income and Growth Fund*	Evergreen Equity Income Fund	$85,383,028	4,043,871	$17,264,426	$1,005,299,970
Small Cap Value Fund	Evergreen Select Small Company Value Fund	68,433,213	4,390,281	4,468,589	228,024,824
*	Immediately following the July 21, 2000 acquisition, the Evergreen Income and Growth Fund was renamed the Evergreen Equity Income Fund.

Combined Notes to Financial Statements (Unaudited) (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class Y and/or Class IS. Transactions in shares of the Funds were as follows:

BLUE CHIP FUND

	Six Months Ended January 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	746,701	$24,091,244	3,346,220	$117,138,997
Automatic conversion of Class B shares to Class A shares	25,169	723,232	826,056	29,824,674
Shares redeemed	(1,276,765)	(41,526,264)	(3,096,690)	(107,656,914)
Shares issued in reinvestment of distributions	904,479	27,052,996	721,250	24,746,076

Net increase	399,584	10,341,208	1,796,836	64,052,833

Class B Shares
Shares sold	1,493,336	48,416,811	8,193,633	281,540,924
Automatic conversion of Class B shares to Class A shares	(25,779)	(723,232)	(826,056)	(29,824,874)
Shares redeemed	(1,202,249)	(38,016,131)	(1,882,548)	(63,868,985)
Shares issued in reinvestment of distributions	1,095,840	32,031,394	654,105	22,134,919

Net increase	1,361,148	41,708,842	6,139,134	209,982,184

Class C Shares
Shares sold	218,249	7,021,272	598,381	20,868,986
Shares redeemed	(95,048)	(3,013,553)	(60,484)	(2,098,642)
Shares issued in reinvestment of distributions	52,507	1,539,517	8,052	273,190

Net increase	175,708	5,547,236	545,949	19,043,534

Class Y Shares
Shares sold	175,413	5,566,699	486,708	17,080,297
Shares redeemed	(108,781)	(3,443,341)	(54,412)	(1,919,363)
Shares issued in reinvestment of distributions	37,497	1,115,150	5,187	176,566

Net increase	104,129	3,238,508	437,483	15,337,500

Net increase		$60,835,794		$308,416,051

EQUITY INCOME FUND

	Six Months Ended January 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	200,125	$ 4,348,761	407,360	$ 8,852,655
Automatic conversion of Class B shares to Class A shares	118,473	2,619,369	197,493	4,409,729
Shares redeemed	(400,183)	(8,687,859)	(863,498)	(18,764,153)
Shares issued in reinvestment of distributions	51,106	1,093,788	121,410	2,614,701
Shares issued in acquisition of Evergreen Equity Income Fund	0	0	1,560,246	33,115,497

Net increase (decrease)	(30,479)	(625,941)	1,423,011	30,228,429

Class B Shares
Shares sold	98,376	2,135,815	199,032	4,300,452
Automatic conversion of Class B shares to Class A shares	(119,446)	(2,619,369)	(199,139)	(4,409,728)
Shares redeemed	(1,083,378)	(23,382,825)	(2,342,320)	(50,318,020)
Shares issued in reinvestment of distributions	117,034	2,484,644	535,785	11,442,783
Shares issued in acquisition of Evergreen Equity Income Fund	0	0	2,138,594	45,007,185

Net increase (decrease)	(987,414)	(21,381,735)	331,952	6,022,672

Class C Shares
Shares sold	120,575	2,640,254	25,324	550,745
Shares redeemed	(56,493)	(1,226,486)	(43,443)	(929,456)
Shares issued in reinvestment of distributions	5,610	119,056	7,751	165,465
Shares issued in acquisition of Evergreen Equity Income Fund	0	0	339,299	7,138,634

Net increase	69,692	1,532,824	328,931	6,925,388

Class Y Shares
Shares sold	204,064	4,463,782	583,352	12,705,993
Shares redeemed	(2,847,687)	(62,357,952)	(5,810,791)	(126,086,676)
Shares issued in reinvestment of distributions	621,707	13,306,106	2,842,240	61,214,745
Shares issued in acquisition of Evergreen Equity Income Fund	0	0	5,732	121,712

Net decrease	(2,021,916)	(44,588,064)	(2,379,467)	(52,044,226)

Net decrease		$(65,062,916)		$ (8,867,737)

Combined Notes to Financial Statements (Unaudited) (continued)

GROWTH AND INCOME FUND

	Six Months Ended January 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	521,079	$ 15,293,575	5,994,860	$176,810,399
Automatic conversion of Class B shares to Class A shares	33,194	888,087	434,475	13,908,389
Shares redeemed	(1,426,004)	(42,104,703)	(8,296,875)	(246,957,350)
Shares issued in reinvestment of distributions	828,798	21,714,512	146,826	4,392,976

Net decrease	(42,933)	(4,208,529)	(1,720,714)	(51,845,586)

Class B Shares
Shares sold	252,766	7,147,201	902,060	26,704,700
Automatic conversion of Class B shares to Class A shares	(34,163)	(888,087)	(434,475)	(13,908,389)
Shares redeemed	(2,626,014)	(76,301,643)	(8,103,184)	(240,218,978)
Shares issued in reinvestment of distributions	3,023,804	77,046,538	544,457	16,017,281

Net increase (decrease)	616,393	7,004,009	(7,091,142)	(211,405,386)

Class C Shares
Shares sold	28,926	827,030	171,225	5,093,534
Shares redeemed	(140,683)	(4,073,671)	(581,170)	(17,172,838)
Shares issued in reinvestment of distributions	106,671	2,717,984	16,567	487,415

Net decrease	(5,086)	(528,657)	(393,378)	(11,591,889)

Class Y Shares
Shares sold	543,164	16,012,882	1,835,436	55,401,037
Shares redeemed	(3,462,449)	(102,495,868)	(7,923,847)	(240,421,948)
Shares issued in reinvestment of distributions	1,825,823	48,201,725	368,014	11,058,797

Net decrease	(1,093,462)	(38,281,261)	(5,720,397)	(173,962,114)

Net decrease		$ (36,014,438)		$(448,804,975)

SMALL CAP VALUE FUND

	Six Months Ended January 31, 2001		Year Ended July 31, 2000 (a)
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	721,008	$12,195,265	1,914,086	$28,692,368
Automatic conversion of Class B shares to Class A shares	0	0	91,548	1,344,291
Shares redeemed	(537,184)	(8,994,155)	(2,706,511)	(40,096,745)
Shares issued in reinvestment of distributions	0	0	8,995	134,298

Net increase (decrease)	183,824	3,201,110	(691,882)	(9,925,788)

Class B Shares
Shares sold	303,265	5,103,596	463,178	6,773,147
Automatic conversion of Class B shares to Class A shares	0	0	(92,207)	(1,344,291)
Shares redeemed	(517,180)	(8,370,456)	(2,972,260)	(43,544,988)
Shares issued in reinvestment of distributions	0	0	4,387	65,209

Net decrease	(213,915)	(3,266,860)	(2,596,902)	(38,050,923)

Class C Shares
Shares sold	105,861	1,788,449	164,725	2,409,075
Shares redeemed	(100,008)	(1,614,330)	(811,365)	(11,836,726)
Shares issued in reinvestment of distributions	0	0	718	10,680

Net increase (decrease)	5,853	174,119	(645,922)	(9,416,971)

Class Y Shares
Shares sold	411,102	6,851,526	337,149	5,054,124
Shares redeemed	(1,108,607)	(18,543,728)	(2,277,556)	(33,598,062)
Shares issued in reinvestment of distributions	0	0	3,491	52,123
Shares issued in acquisition of Evergreen Select Small Company Value Fund	0	0	4,303,541	67,081,573

Net increase (decrease)	(697,505)	(11,692,202)	2,366,625	38,589,758

Class IS Shares
Shares sold	3	58	1,070	16,311
Shares redeemed	(1,139)	(18,962)	0	0
Shares issued in reinvestment of distributions	0	0	0	0
Shares issued in acquisition of Evergreen Select Small Company Value Fund	0	0	86,740	1,351,640

Net increase (decrease)	(1,136)	(18,904)	87,810	1,367,951

Net decrease		$(11,602,737)		$(17,435,973)

(a)	For Class IS Shares, for the period from June 30, 2000 (commencement of class operations) to July 31, 2000.

Combined Notes to Financial Statements (Unaudited)    (continued)

VALUE FUND

	Six Months Ended January 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	492,070	$ 9,788,998	759,200	$ 16,395,105
Automatic conversion of Class B shares to Class A shares	0	0	2,053,494	42,511,579
Shares redeemed	(2,003,073)	(41,736,372)	(5,757,644)	(121,536,123)
Shares issued in reinvestment of distributions	2,024,108	38,410,017	2,640,004	56,176,037

Net increase (decrease)	513,105	6,462,643	(304,946)	(6,453,402)

Class B Shares
Shares sold	141,565	2,848,580	448,052	9,953,105
Automatic conversion of Class B shares to Class A shares	0	0	(2,058,678)	(42,511,579)
Shares redeemed	(1,196,339)	(24,861,793)	(3,600,050)	(75,831,400)
Shares issued in reinvestment of distributions	1,081,900	20,406,586	1,850,597	39,240,340

Net increase (decrease)	27,126	(1,606,627)	(3,360,079)	(69,149,534)

Class C Shares
Shares sold	68,617	1,362,751	36,351	768,645
Shares redeemed	(23,445)	(475,700)	(78,554)	(1,655,240)
Shares issued in reinvestment of distributions	20,113	379,154	25,959	549,897

Net increase (decrease)	65,285	1,266,205	(16,244)	(336,698)

Class Y Shares
Shares sold	48,389	1,014,287	385,384	7,832,090
Shares redeemed	(716,787)	(14,847,150)	(3,642,618)	(76,362,123)
Shares issued in reinvestment of distributions	277,998	5,272,547	710,636	15,131,386

Net decrease	(390,400)	(8,560,316)	(2,546,598)	(53,398,647)

Net decrease		$ (2,438,095)		$(129,338,281)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended January 31, 2001:

	Cost of Purchases	Proceeds from Sales

Blue Chip Fund	$1,049,043,874	$1,054,866,407
Growth and Income Fund	189,203,259	384,617,118
Small Cap Value Fund	126,317,619	129,676,751
Value Fund	439,283,908	477,929,180

For the Equity Income Fund, cost of purchases of U.S. government and non-U.S. government securities were $0 and $385,659,207, respectively; the Fund’s proceeds from sale of U.S. government and non-U.S. government securities were $2,876,779 and $423,971,282, respectively, for the six months ended January 31, 2001.

On January 31, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Blue Chip Fund	$ 825,449,282	$ 96,548,310	$(24,039,402)	$ 72,508,908
Equity Income Fund	933,750,235	164,339,517	(52,419,483)	111,920,034
Growth and Income Fund	1,038,086,955	401,214,501	(78,738,771)	322,475,730
Small Cap Value Fund	302,002,068	42,113,725	(15,792,329)	26,321,396
Value Fund	554,709,495	108,673,421	(6,435,425)	102,237,996

As of July 31, 2000, Small Cap Value Fund had capital loss carryovers for federal income tax purposes of $3,027,415, $15,263,469 and $20,599,292, expiring in July 2006, 2007 and 2008, respectively. Part of the capital loss carryovers were assumed as a result of an acquisition. As such, $17,207,625 is subject to certain limitations pursuant to Federal tax regulations.

Capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of July 31, 2000, Small Cap Value Fund incurred and elected to defer post October losses of $1,123,785.

Combined Notes to Financial Statements (Unaudited) (continued)

The following Funds loaned securities during the six months ended January 31, 2001 to certain brokers. At January 31, 2001, the value of the securities on loan, the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

	Value of Securities on Loan	Value of Collateral	Securities Lending Income

Blue Chip Fund	$ 11,094,548	$ 11,524,372	$ 36,810
Equity Income Fund	19,997,330	21,003,037	44,417
Growth and Income Fund	118,073,342	123,270,306	186,424
Small Cap Value Fund	70,217,745	73,120,500	27,337
Value Fund	21,568,451	22,285,724	41,975

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian and brokerage/service arrangements with specific brokers, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Expense Offset Arrangements	Brokerage Transactions	Total Expense Reductions	% of Average Daily Net Assets

Blue Chip Fund	$21,834	$12,473	$34,307	0.01%
Equity Income Fund	28,836	0	28,836	0.02%
Growth and Income Fund	32,650	0	32,650	0.00%
Small Cap Value Fund	6,780	8,784	15,564	0.01%
Value Fund	16,311	0	16,311	0.01%

9. DEFERRED TRUSTEES’ FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended January 31, 2001, the Growth and Income Fund had average borrowings outstanding of $932,587 at a rate of 7.05% and paid interest of $33,144.

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affili ates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

Evergreen Funds

Money Market Funds
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short Intermediate Municipal Fund

Short and Intermediate Term Bond Funds
Intermediate Term Bond Fund
Short-Duration Income Fund

Intermediate and Long Term Bond Funds
Diversified Bond Fund
High Yield Bond Fund
Quality Income Fund
Select Adjustable Rate Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth & Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Value Fund

Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund
Premier 20 Fund

Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global & International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

93199

200 Berkeley Street
Boston, MA 02116

540390 3/2001